SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

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COLUMBIA BANKING SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

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1301 “A” Street

Tacoma, Washington 98402

March 28, 2005

Dear Shareholder:

We are pleased to invite you to Columbia Banking System’s Annual Meeting of Shareholders. The meeting will be at 1:00 p.m. on Wednesday, April 27, 2005 at the Greater Tacoma Convention & Trade Center, 1500 Broadway, Tacoma, Washington 98402.

At the meeting, you and the other shareholders will be asked to approve the election of nine directors to the Columbia Board. In addition, we are asking you to approve amendments to our (i) 2000 Stock Option Plan to increase the number of shares available for issuance under the plan, authorize the issuance of restricted stock awards, stock appreciation rights and restricted stock units, and add a provision to prohibit the repricing of stock options; and (ii) Articles of Incorporation to conform the director nominating procedures previously approved by the Board by deleting the provision in the Articles, and to make certain other technical amendments. You also will have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find additional information concerning Columbia and its operations, including its audited financial statements, in the enclosed Annual Report for the year ended December 31, 2004.

We hope that you can join us on April 27th. Whether or not you plan to attend, please sign and return your proxy card as soon as possible. Your opinion and your vote are important to us. Voting by proxy will not prevent you from voting in person if you attend the meeting, but it will ensure that your vote is counted if you are unable to attend.

William T. Weyerhaeuser Chairman	Melanie J. Dressel President and CEO

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 27, 2005

The 2005 Annual Meeting of Shareholders of Columbia Banking System, Inc. (“Columbia” or “Company”) will be held at the Greater Tacoma Convention & Trade Center, 1500 Broadway, Tacoma, Washington at 1:00 p.m. on Wednesday, April 27, 2005, for the following purposes:

1.	To elect nine directors to serve on the Board until the 2006 Annual Meeting of Shareholders.

2.	To amend Columbia’s 2000 Amended and Restated Stock Option Plan to (i) increase the number of shares available under the Plan; (ii) provide for the issuance of restricted stock awards, stock appreciation rights and restricted stock units; and (iii) add a provision to prohibit the repricing of stock options.

3.	To amend Columbia’s Articles of Incorporation to (i) eliminate the director nomination provision; and (ii) make certain other technical amendments.

4.	To transact any other business that properly comes before the meeting or any adjournment of the meeting.

Shareholders owning Columbia’s shares at the close of business on March 1, 2005 are entitled to vote at the meeting.

By Order of the Board of Directors

Kristy W. House

Secretary

i

Appendix A Proposed Amended and Restated Stock Option and Equity Compensation Plan

Appendix B Proposed Amended and Restated Articles of Incorporation

Appendix C Proposed Bylaw Provision – Director Nomination Provision

ii

COLUMBIA BANKING SYSTEM, INC.

1301 “A” Street

Tacoma, Washington 98402-4200

PRELIMINARY PROXY STATEMENT

The Board of Directors is soliciting proxies for this year’s Annual Meeting of Shareholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Board set March 1, 2005 as the record date for the meeting (the “Record Date”). Shareholders who owned Columbia common stock on that date are entitled to vote at the meeting, with each share entitled to one vote. There were 15,608,070 shares of Columbia common stock outstanding on the Record Date.

Voting materials, which include this Proxy Statement and a proxy card, together with the 2004 Annual Report are being mailed to shareholders on or about March 28, 2005.

ABOUT THE MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you own shares of Columbia common stock. This Proxy Statement describes issues on which we would like you to vote.

When you sign the proxy card you appoint William T. Weyerhaeuser and Melanie J. Dressel as your representatives at the meeting. Mr. Weyerhaeuser and Ms. Dressel will vote your shares at the meeting as you have instructed on the proxy card. This way, your shares will be voted even if you cannot attend the meeting.

Who is soliciting my proxy and who is paying the cost of solicitation?

Columbia’s Board of Directors is sending you this Proxy Statement in connection with its solicitation of proxies for use at the 2005 Annual Meeting. Certain directors, officers and employees of Columbia and its banking subsidiaries, Columbia State Bank and Bank of Astoria, may solicit proxies by mail, telephone, facsimile or in person.

Columbia will pay for the costs of solicitation. Columbia does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners of Columbia common stock. However, management may, if it determines it necessary to obtain the requisite shareholder vote, retain the services of Georgeson Shareholder Communications, Inc. to aid it in the solicitation of proxies.

What am I voting on?

At the Annual Meeting you will be asked to vote on (i) the election of nine directors to serve on the Board until the 2006 Annual Meeting of Shareholders or until their successors have been elected and have qualified; (ii) an amendment to the 2000 Amended and Restated Stock Option Plan (“Plan”) to increase the number of shares available for issuance under Plan, provide for the issuance of restricted stock awards, stock appreciation rights and restricted stock units, and to add a section to prohibit the repricing of stock options; and; (iii) an amendment to the Articles of Incorporation to eliminate the director nomination provision; and (iv) an amendment to the Articles to delete certain provisions in the Articles of Incorporation which are no longer relevant.

Who is entitled to vote?

Only shareholders who owned Columbia common stock as of the close of business on the Record Date are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting.

How do I vote?

You may vote your shares either in person at the Annual Meeting or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy card in the prepaid envelope provided. If your shares are registered in your own name and you attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders, that is, those shareholders whose shares are held in the name of and through a broker or nominee, who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Internet voting.

You may also grant a proxy to vote your shares by means of the Internet. The Internet voting procedures below are designed to authenticate your identity, to allow you to grant a proxy to vote your shares and to confirm that your instructions have been recorded properly.

For shares registered in your name.

As a shareholder of record, you may go to http://www.proxyvote.com to grant a proxy to vote your shares by means of the Internet. You will be required to provide our number and the control number, both of which are contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and you will be prompted to submit or revise them as desired.

For shares registered in the name of a broker or bank.

Most beneficial owners, whose stock is held in street name, receive instructions for granting proxies from their banks, brokers or other agents, rather than a proxy card. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares.

A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares over the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ Web site at http://www.bsg.adp.com.

General information for all shares voted via the Internet.

We must receive votes submitted via the Internet by 11:59 p.m. on April 19, 2005. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

Can I change my vote after I return my proxy card?

Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised by filing with Columbia’s Secretary either a notice of revocation or another signed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, Mr. Weyerhaeuser and Ms. Dressel, as the persons named as proxy holders on the proxy card, will vote as recommended by the Board of Directors. The Board recommends a vote FOR the election of the nominated directors listed in this Proxy Statement, FOR the amendments to the Plan; and FOR the amendments to the Articles of Incorporation.

If any other matters are considered at the meeting, Mr. Weyerhaeuser and Ms. Dressel will vote as recommended by the Board of Directors. If the Board does not give a recommendation, Mr. Weyerhaeuser and Ms. Dressel will have discretion to vote as they think best.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name and you do not return your proxy card or do not vote in person at the Annual Meeting, your shares will not be voted.

If your shares are held in street name and you do not submit voting instructions to your broker, your broker may vote your shares at this meeting on the election of directors only. If no instructions are given with respect to amending the Plan or the Articles of Incorporation, your broker cannot vote your shares.

How many votes are needed to hold the Annual Meeting?

A majority of Columbia’s outstanding shares as of the Record Date (a quorum) must be present at the Annual Meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if a shareholder is present and votes in person at the meeting or has properly submitted a proxy card. As of the Record Date for the Annual Meeting, 15,608,070 shares of Columbia common stock were outstanding and eligible to vote. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

What vote is required to elect directors?

The nine director nominees who receive the highest number of FOR votes will be elected. You may vote FOR all or some of the nominees or WITHHOLD AUTHORITY for all or some of the nominees. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

What vote is required to amend the Plan?

The affirmative FOR vote of a majority of those shares present and entitled to vote are required to amend the Plan. You may vote FOR, AGAINST or ABSTAIN from amending the Plan. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

What vote is required to amend the Articles of Incorporation?

The affirmative FOR vote of a majority of those shares entitled to vote is required to amend the Articles of Incorporation. You may vote FOR, AGAINST or ABSTAIN from amending the Articles of Incorporation. If you ABSTAIN, or, if your shares are held in street name and you do not instruct your broker how to vote your shares, your shares will not be voted, and has the same effect as a vote AGAINST.

Can I vote on other matters?

Columbia has not received timely notice of any shareholder proposals to be considered at the Annual Meeting, and the Board of Directors does not know of any other matters to be brought before the Annual Meeting.

When are proposals for the 2006 Annual Meeting due?

Proposals by shareholders to transact business at Columbia’s 2006 Annual Meeting must be delivered to Columbia’s Secretary no later than November 28, 2005, in order to be considered for inclusion in Columbia’s proxy statement and proxy card and should contain such information as is required under Columbia’s Bylaws. Such proposals will need to comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Columbia-sponsored proxy materials. In order for a shareholder proposal to be raised from the floor during next year’s annual meeting, written notice must be received by Columbia no later than November 28, 2005 and should contain such information as required under Columbia’s Bylaws. If we do not receive notice of a shareholder proposal within this timeframe, the persons named as proxies in such proxy statement and form of proxy will use its discretionary authority to vote the shares it represents as the Board may recommend.

How do I nominate someone to be a director?

2005 Annual Meeting.

If you wish to nominate someone for election to the Board at the Annual Meeting of Shareholders you must give written notice to Columbia’s Chairman not less than 14 days nor more than 50 days prior to the date of the Annual Meeting. If Columbia gives less than 21 days’ notice of the Annual Meeting, your notification must be mailed or delivered to the Chairman not later than the close of business on the seventh day following the day that notice of the Annual Meeting was mailed. Your notification should contain the following information to the extent known: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of stock of Columbia that will be voted for each proposed nominee; (d) your name and address; and (e) the number of shares of stock of Columbia you own. Columbia’s Chairman may disregard your nomination if it does not meet these requirements.

2006 Annual Meeting.

In order for a shareholder to nominate a director for consideration at the 2006 Annual Meeting, it is necessary that the Company receive written notice by November 28, 2005. Your notification should contain the information set forth in (a), (b) (d) and (e) of the preceding paragraph, in addition to the following: (i) the number of shares of the Company which are beneficially owned by the nominee; (ii) a description of any arrangements or understandings between the nominee and the nominating shareholder pursuant to which the nomination is being made; and (iii) any other information relating to such person as may be required. A document indicating the candidate’s willingness to serve if elected, together with the required notification should be sent to the Chairman of the Board, c/o Columbia’s Corporate Secretary.

You may contact Columbia’s Corporate Secretary for a copy of the detailed procedures regarding the requirements for making shareholder proposals and nominating director candidates.

STOCK OWNERSHIP

Are there any owners of more than 5% of Columbia’s stock?

As of December 31, 2004, the following shareholder owned more than 5% of the outstanding shares of Columbia common stock:

Name and Address	Number of Shares	Percentage
Barclays Bank PLC 45 Fremont Street, San Francisco, CA 94105	121,035	6.145%

How much stock do Columbia’s directors and executive officers own?

The following table shows, as of December 31, 2004, the amount of Columbia common stock directly owned (unless otherwise indicated) by (a) each director and director nominee; (b) the executive officers named in the Summary Compensation Table below; and (c) all of Columbia’s directors and executive officers as a group. Except as otherwise noted, Columbia believes that the beneficial owners of the shares listed below, based on information furnished by such owners, have or share with a spouse voting and investment power with respect to the shares. Beneficial ownership is determined under the rules of the SEC and includes shares that could be acquired within 60 days through the exercise of an option or other right. All share numbers and prices have been adjusted for applicable stock splits and stock dividends.

Name	Position	Number(1)		Percentage(1)
William T. Weyerhaeuser	Chairman of the Board	219,094	(2)	1.4%
Melanie J. Dressel	Director, President and Chief Executive Officer	87,920	(3)	*
John P. Folsom	Director	27,108	(4)	*
Frederick M. Goldberg	Director	10,844	(5)	*
Thomas M. Hulbert	Director	35,465		*
Thomas L. Matson, Sr.	Director	132,367		*
Andrew McDonald	Executive Vice President, Chief Credit Officer	37		*
Mark W. Nelson	Executive Vice President, Chief Banking Officer	1,439	(6)	*
Daniel C. Regis	Director	5,000		*
Donald Rodman	Director	21,785	(7)	*
Gary R. Schminkey	Executive Vice President, Chief Financial Officer	27,736	(8)	*
Evans Q. Whitney	Executive Vice President, Human Resources	69,339	(9)	*
James M. Will	Director	20,907		*
Directors and executive officers as a group (15 persons)		659,041		4.2%

*	Represents less than 1% of Columbia’s outstanding common stock.

(1)	The number and percentages shown are based on the number of shares of Columbia common stock deemed beneficially held under applicable securities regulations, including options exercisable on March 1, 2005, 60 days after December 31, 2004 as follows: Ms. Dressel 29,445 shares; Mr. Folsom 7,947 shares; Mr. Hulbert 3,640 shares; Mr. Matson 5,741 shares; Mr. Rodman 7,947 shares; Mr. Schminkey 11,175 shares; Mr. Whitney 16,101 shares; Mr. Will 7,947; and directors and executive officers as a group 90,943 shares.

(2)	212,250 shares are held indirectly by WBW Trust No. One, for which Mr. Weyerhaeuser is the trustee with sole voting and investment power.

(3)	Includes 46,932 shares held in Ms. Dressel’s Family LLC, 2,407 shares held by a corporation owned by Ms. Dressel and her spouse, 5,277 shares held in Ms. Dressel’s 401(k) and 20 shares held by Ms. Dressel’s children.

(4)	Includes 8,550 shares held indirectly in Mr. Folsom’s IRA and 950 shares held in Mrs. Folsom’s IRA.

(5)	Includes 2,801 shares held by a partnership for the equal benefit of Mr. Goldberg and his mother over which Mr. Goldberg exercises investment power and 1,793 shares held in Mr. Goldberg’s IRA.

(6)	Includes 56 shares held in Mr. Nelson’s 401(k).

(7)	Includes 546 shares held in Mrs. Rodman’s IRA, 415 shares held in Mr. Rodman’s IRA, 12,877 shares held in a Living Trust for the benefit of the Rodman estate and 7,947 shares subject to exercisable options.

(8)	Includes 7,472 shares held in Mr. Schminkey’s 401(k).

(9)	Includes 4,604 shares held in Mr. Whitney’s IRA accounts, 141 shares held by Mr. Whitney as custodian for his grandchildren; 2,801 shares held in a brokerage account for Mr. Whitney’s mother, over which Mr. Whitney exercises investment power.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

How many directors are nominated?

Columbia’s Bylaws provide that the number of directors to be elected by the shareholders will be at least five and not more than 25. Under the Bylaws, the Board has authority to decide the exact number of directors to be elected within these limits. The Bylaws further provide that up to two directors may be added by the Board between annual meetings of the shareholders. No new directors have been nominated since the 2004 Annual meeting. Columbia’s Board has fixed the number of directors to be elected at the Annual Meeting at nine and has nominated the persons listed on the following pages for election as directors to serve until the 2006 Annual Meeting or until their successors are elected.

What is the retirement age for directors?

Columbia’s Bylaws provide that any person who has attained the age of 75 prior to the next meeting of shareholders may not stand for election.

What happens if a nominee refuses or is unable to stand for election?

The Board may reduce the number of seats on the Board or designate a replacement nominee. If the Board designates a substitute, shares represented by proxy will be voted FOR the substitute nominee. The Board presently has no knowledge that any of the nominees will refuse or be unable to serve.

Who are the nominees?

Information regarding each of the nominees is provided below, including each nominee’s name and age, principal occupation during the past five years, and the year first elected as a director of Columbia, its predecessor corporation or one of its former or current subsidiaries. All of the nominees are presently directors of Columbia and Columbia Bank, and certain of the directors also serve on the Board of Bank of Astoria.

Melanie J. Dressel	Director since 1998

Ms. Dressel, 52, was named Chief Executive Officer of Columbia in February 2003 and continues to serve as the Company’s President. From January 2000 prior to her appointment, Ms. Dressel was the President and Chief Operating Officer of Columbia, having served prior to that time and since May 1997 as Executive Vice President. She has also served as President and Chief Executive Officer of Columbia Bank since January 2000, having served prior to that time and since July 1998 as President and Chief Operating Officer, and from May 1997 to July 1998, as Executive Vice President. Ms. Dressel, who has over 20 years of banking experience, joined Columbia Bank in 1993, serving as Senior Vice President and Private Banking Manager until May 1997. Ms. Dressel also serves on the Board of Bank of Astoria.

John P. Folsom	Director since 1997

Mr. Folsom, 61, is president of Brown & Brown, Inc. of Washington, formerly Raleigh, Schwarz & Powell (insurance brokers and consulting), Tacoma, Washington, since 1989.

Frederick M. Goldberg	Director since 2003

Mr. Goldberg, 64, has been a shareholder of SaltChuk Resources, Inc., Seattle, Washington, since 1982 and is currently a member of the Executive Committee and chairman of the Audit Committee of that company. Mr. Goldberg has been a managing partner of Goldberg Investments since 1986. Mr. Goldberg has also been chairman of the board of Panorama City, Lacey, Washington, since 1990 and Gibbons Lane Vineyard, Tenino, Washington, since 1997.

Thomas M. Hulbert	Director since 1999

Mr. Hulbert, 58, has been the president and chief executive officer of Winsor Corporation (lighting technologies), Olympia, Washington, since 1996 and the president and chief executive officer of Hulco, Inc. (real estate investments), Olympia, Washington, since 1984.

Thomas L. Matson, Sr.	Director since 1998

Mr. Matson, 67, has been the owner and president of Tom Matson Dodge, Inc. (automobile dealership), Auburn, Washington, since 1963. Mr. Matson served as the chairman of Cascade Bancorp, Inc. and its subsidiary, Cascade Community Bank, Auburn, Washington, from 1990 to 1997, when those institutions were acquired by Columbia.

Daniel C. Regis	Director since 2003

Mr. Regis, 65, has been part owner and managing director of Digital Partners, LLC, Kirkland, Washington since January 2000. He is currently a director of two other public companies; Cray, Inc. and Art Technology Group. Mr. Regis was president and a managing partner of Kirlan Venture Capital, a Seattle based company, from June 1996 until June 1999. Mr. Regis is a certified public accountant and was a partner at Price Waterhouse from 1964 until 1996.

Donald Rodman	Director since 1991

Mr. Rodman, 66, has been the owner and an executive officer of Rodman Realty, Longview, Washington, since 1961. Mr. Rodman also serves on the Board of Bank of Astoria.

William T. Weyerhaeuser	Director since 1998

Mr. Weyerhaeuser, 60, is the Chairman of the Board of Columbia. He is a clinical psychologist who retired from private practice in Tacoma, Washington in 1998. Mr. Weyerhaeuser is currently the chairman of the board of EDEN Bioscience Corporation and Vice Chairman of Potlatch Corporation (forest products), each of which has a class of securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934. From 1984 to July 2000, Mr. Weyerhaeuser was also the owner and chairman of the board of Comerco, Inc. (holding company for the Yelm Telephone Company), Tacoma, Washington.

James M. Will	Director since 1993

Mr. Will, 58, serves as the president of Titus-Will Enterprises (automobile leasing and property management), Tacoma, Washington and also as president of that company’s subsidiary, Titus-Will Chevrolet, Cadillac & Hyundai, Olympia, Washington. Prior to that time and since 1969, Mr. Will was the president of Tam Engineering Corp. (automotive engine re-manufacturing), Tacoma, Washington.

The Board of Directors unanimously recommends a vote “FOR” the nominees for director.

What committees has the Board established?

The Board of Directors has established an Audit Committee, Personnel and Compensation Committee and a Nominating Committee.

Audit Committee.    The Audit Committee is comprised of four directors, each of whom are considered “independent” as defined by the Nasdaq listing standards. The Audit Committee operates under a formal written charter, first adopted in 2000, and amended and approved by the Committee and adopted by the Board in 2003. Current members of the Audit Committee are: Messrs. Folsom (Chairman), Hulbert, Regis and Will. Mr. Regis has been identified as the qualified “Audit Committee Financial Expert” as required by SEC guidelines under the Sarbanes-Oxley. The committee held eight meetings during the year.

The Audit Committee is responsible for the oversight of the quality and integrity of Columbia’s financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors and other significant financial matters. In discharging its duties, the Audit Committee is expected to, among other things:

•	have the sole authority to appoint, retain, compensate, oversee, evaluate and replace the independent auditors;

•	review and approve the engagement of the independent auditors to perform audit and non-audit services and related fees;

•	meet independently with the internal auditing department, independent auditors and senior management;

•	review the integrity of the financial reporting process;

•	review the financial reports and disclosures submitted to appropriate regulatory authorities; and
•	maintain procedures for the receipt, retention and treatment of complaints regarding financial matters.

Personnel and Compensation Committee.    The Personnel and Compensation Committee is comprised of four directors, each of whom are considered “independent” as defined by the Nasdaq listing standards and operates under a formal charter. The Personnel and Compensation Committee reviews the performance of Columbia’s Chief Executive Officer and other key employees and determines, approves and reports to the Board on the elements of their compensation and long-term equity based incentives. The Personnel and Compensation Committee reviews employee benefit plans as needed. In addition the Personnel and Compensation Committee:

•	administers all employee benefit plans; and

•	makes determinations in connection with compensation matters as may be necessary or advisable.

The Personnel and Compensation Committee meets as needed, but at least annually. Current members of the Personnel and Compensation Committee are: Messrs. Hulbert (Chairman), Goldberg, Matson and Rodman. There were six meetings of the Personnel and Compensation Committee during 2004.

Nominating Committee.    The Nominating Committee is comprised of four directors, each of whom are considered “independent” as defined by the Nasdaq listing standards and is responsible for recommending a slate of directors to the full board for election at the annual meeting and appointing directors to fill vacancies as they occur.

The Nominating Committee will consider nominees recommended by shareholders provided that the recommendations are made in accordance with the procedures described in this proxy statement under the section “About the Meeting—How do I nominate someone to be a director?” The Committee evaluates all candidates, including shareholder-proposed candidates, using generally the same methods and criteria. The Nominating Committee operates under a charter. The Committee is authorized to establish guidelines for the qualification, evaluation and selection of new directors to serve on the Board. The Committee has not, nor does it anticipate adopting specific minimum qualifications for Committee-recommended nominees. The Committee instead evaluates each nominee on a case-by-case basis, including assessment of each nominee’s business experience, involvement in the communities served by Columbia, and special skills. The Nominating Committee also evaluates whether the nominee’s skills are complementary to existing Board members’ skills, and the Board’s need for operational, management, financial, technological or other expertise.

Current members of the Nominating Committee are Messrs. Weyerhaeuser, Folsom, Hulbert and Matson. The chairman of the board is chairman of the Nominating Committee.

How often did the Board of Directors meet during 2004?

The Board met 12 times during 2004. Each director attended at least 75% of the total number of meetings of the Board and committees on which he or she served. Columbia directors are expected to attend annual shareholder meetings. Last year, all of our directors attended the annual shareholder meeting. The Board has determined that each member of the Board, except for Melanie Dressel who serves as an executive officer, meets the applicable laws and listing standards regarding “independence” required by Nasdaq and that each such director is free of relationships that would interfere with the individual exercise of independent judgment.

How are directors compensated?

Columbia does not pay directors who are also employees of Columbia or Columbia Bank additional compensation for their service as directors. During 2004, each of Columbia’s outside directors received an annual retainer of $13,500 for serving on the Board. Each Director also received $500 per meeting for attendance of Board meetings through July 2004 and $750 per meeting there after. Mr. Weyerhaeuser, Chairman of the board, received an additional $12,000 in retainer fees. The Chairman of the Audit Committee and Chairman of the Compensation Committee received additional retainer fees of $6,000 and $3,000 respectively for the year. Additionally, members of the Compensation and Nominating Committees received $500 for attendance of their meetings and Audit Committee members received an additional $1,000 per meeting attended.

From time to time, Columbia authorizes the grant of nonqualified stock options to its directors. These options that are granted under the Plan, vest (i.e. become exercisable) three years from the date of grant, unless earlier vesting is approved by the Personnel and Compensation Committee. The options may be exercised for a period of five years after they vest. If a director dies, becomes disabled, or retires (defined to mean a termination of directorship with at least five years of service or after attaining the age of 75), all options (whether or not vested) become immediately exercisable and may be exercised by the director or the director’s estate for a period of five years or until the expiration of the stated term of the option. If a director terminates service on the Board for any reason other than death, disability or retirement, all options, to the extent then exercisable, must be exercised within 90 days unless the term for exercise is extended by the Board. If any director is terminated for cause, all options will immediately terminate. Any additional option grants, which may be approved from time to time in the discretion of the Personnel and Compensation Committee and the Board, are generally subject to the Director’s attendance of at least 75% of the meetings of the Board and all committees of which the director is a member, with the exception of certain conflicts, which are excused.

In 2001, Columbia implemented a long-term care program for directors serving at that time, which provides benefits in the event those individuals become chronically ill. The coverage is for a period of 3 years up to a lifetime, depending on the age of the director, and the amount of the benefit is based on the director’s years of service with Columbia after the inception of the long-term care program. Columbia paid a one-time premium for the long-term care policies. Expenses are allocated to the directors participating in the program for 2004 as follows: Ms. Dressel ($9,446), Mr. Folsom ($7,996), Mr. Hulbert ($9,854), Mr. Matson ($12,089), Mr. Rodman ($11,289), Mr. Weyerhaeuser ($9,580) and Mr. Will ($7,390). The benefit vests over a 5 year period provided that the directors are fully vested if (1) they obtain the age of 75, (2) they are not re-elected to the board, (3) they become disabled, or (4) there is a change of control of Columbia. If a director is terminated for cause, the director must reimburse Columbia for the full premium paid. A director must reimburse a percentage of the premium if the director voluntarily resigns or chooses not to run for re-election. The long-term care program was available to all Columbia directors, including executive officers that were also directors. Columbia has purchased Bank Owned Life Insurance policies to fund this program. The Board has no plans to extend the program to include future officers or directors.

Corporate Governance

The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. Columbia operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. In July 2002, Congress passed Sarbanes-Oxley that, among other things, established, or provided the basis for a number of corporate governance standards and disclosure requirements. In addition, Nasdaq adopted changes to its corporate governance and listing standards. In response to such changes, the Board reviewed Columbia’s governance policies and practices against those suggested by various groups or authorities active in corporate governance and practices of other companies, as well as the requirements of Sarbanes-Oxley and the revised listing standards of Nasdaq. As a result, we have taken steps to implement these rules and listing standards. In particular, we have:

•	adopted a corporate governance policy;

•	adopted a Code of Ethics for the principal executive officer and senior financial officer;

•	revised our Code of Conduct pertaining to all directors and employees of Columbia, Columbia Bank and Bank of Astoria; and

•	commenced holding regularly scheduled formal meetings of the Company’s non-management directors, separate from management.

Communication with the Board of Directors

Shareholders and other interested parties may communicate with the Board by writing to the Chairman of the Board c/o the Columbia’s Corporate Secretary, Columbia Banking System, Inc., 1301 “A” Street, Tacoma, Washington, 98402-4200. These communications will be reviewed by Columbia’s Corporate Secretary and if they are relevant to, and consistent with, the Company’s operations and policies, they will be forwarded to the Chairman of the Board.

You can access our current Audit and Nominating Committee charters, Corporate Governance Policy and Codes of Ethics and Conduct in the “Corporate Governance” section of our website at www.columbiabank.com, or by writing to: Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 “A” Street, Tacoma, Washington, 98402-4200.

EXECUTIVE COMPENSATION

The following section describes the compensation that Columbia pays its Chief Executive Officer and the next four most highly compensated executive officers (the “Named Executives”). This section includes:

•	a report of Columbia’s Personnel and Compensation Committee on executive compensation;

•	a graph showing comparative performance of Columbia’s common stock;

•	a detailed table showing compensation of the Named Executives for the last three years; and

•	information about stock options and other benefits.

Report of the Personnel and Compensation Committee on Executive Compensation

The Personnel and Compensation Committee of the Board of Directors of Columbia (the “Committee”) has furnished the following report on executive compensation for fiscal year 2004. The Committee report is intended to describe in general terms the process the Committee undertakes and the matters it considers in determining the appropriate compensation for Columbia’s executive officers, including the Named Executives.

Responsibilities and Composition of the Committee

The Committee is responsible for (1) establishing compensation programs for executive officers of Columbia designed to attract, motivate and retain key executives responsible for the success of Columbia as a whole; (2) administering and maintaining such programs in a manner that will benefit the long-term interests of Columbia and its shareholders; and (3) determining the salary, bonus, stock option and other compensation of Columbia’s executive officers. The Committee serves pursuant to a Charter adopted by the Board of Directors.

The Committee is currently composed of Messrs. Hulbert (Chairman), Goldberg, Matson and Rodman.

Compensation Philosophy

Columbia’s long-term goal is to become one of the leading community banking companies headquartered in the Pacific Northwest, with a significant presence in selected markets, and to consistently increase earnings and shareholder value. Management believes that there continues to be opportunity for growth based upon its 39 branch footprint and the organization’s commitment to delivering exceptional customer service and quality products. Columbia’s strategy consists of the following elements:

•	Focus on relationship lending to small and medium-sized businesses, professionals and other individuals whom Columbia believes are under-served by larger banks in its market area and are attracted by Columbia’s emphasis on relationship banking;

•	Fund loan growth through a branch system and other delivery systems catering primarily to retail depositors, supplemented by business banking customer deposits and other borrowings;

•	Continue growth through a combination of expansion of market share through existing offices, establishing new offices in desirable markets, expanding products beyond traditional loan and deposit services, and acquiring bank and non-bank companies as promising opportunities arise; and

•	Control credit risk through established loan underwriting and monitoring procedures, loan concentration limits, product and industry diversification, and the hiring of experienced lending personnel with a high degree of familiarity with their market area.

The achievement of these goals is intended to create long-term value for Columbia’s shareholders, consistent with protecting the interests of depositors.

The Committee believes that compensation of Columbia’s Chief Executive Officer, other executive officers and key personnel should be based to a substantial extent on achievement of the goals and strategies that Columbia has established and enunciated.

When establishing salaries, bonus levels and stock option awards for executive officers, the Committee considers (1) Columbia’s performance during the past year and recent quarters in meeting its financial and other performance goals, (2) the individual’s performance during the past year and recent quarters, and (3) the salaries of executive officers in similar positions with companies of comparable size, maturity and pursuing similar objectives, and other companies within the financial institutions industry. With respect to executive officers other than the Chief Executive Officer, the Committee takes into consideration the recommendations of the Chief Executive Officer. The method for determining compensation varies from case to case based on a discretionary and subjective determination of what is appropriate at the time.

The Committee engages a compensation consultant to obtain executive compensation data from salary surveys reflecting peer group compensation data and to evaluate the information obtained in light of Columbia’s stated compensation objectives.

Compensation Programs and Practices

Columbia’s compensation program for executives consists of three key elements: (1) base salary, (2) a performance-based annual bonus, and (3) periodic grants of stock-based compensation.

The Committee believes that this three-part approach best serves the interests of Columbia and its shareholders. It enables Columbia to meet the requirements of the highly competitive banking environment in which it operates, while ensuring that executive officers are compensated in a way that advances both the short-term and long-term interests of shareholders. The variable annual bonus permits individual performance to be recognized and is based, in significant part, on an evaluation of the contribution made by the officer to Columbia’s overall performance. Other stock-based compensation relate a significant portion of long-term remuneration directly to stock price appreciation. This type of compensation is intended to align the interests of option holders and of Columbia’s shareholders, and further serve to promote an executive’s continued service to the organization.

Base Salary.    Base salaries for Columbia’s executive officers are based upon recommendations by the Chief Executive Officer, taking into account such factors as competitive industry salaries, an executive’s scope of responsibilities, and individual performance and contribution to the organization. Columbia’s Human Resources department obtains executive compensation data from salary surveys that reflect a peer group of other banking companies, including companies of comparable size, and provides this data to the Committee for its consideration in connection with the determination of levels of compensation. To the extent it deems appropriate, the Committee also considers general economic conditions within the area and within the industry. Periodically, an outside compensation consultant provides market data on executive compensation. The Compensation Committee evaluates the information obtained in light of Columbia’s stated compensation objectives. This aids the Committee in determining appropriate levels of compensation for senior executives.

Annual Bonus.    Executive officers have an annual incentive (bonus) opportunity with awards based on the overall performance of Columbia and on specific individual performance targets. The performance targets may be based on one or more of the following criteria: maintaining sound asset quality, increasing earnings and return on equity and successfully pursuing Columbia’s growth strategy.

Other Stock-Based Compensation.    The Committee follows a compensation philosophy that emphasizes options and other stock-based compensation. Columbia’s use of stock-based compensation focuses on the following guiding principles: (1) stock-based compensation has been and will continue to be an important element of employee pay; (2) the grant of equity compensation will be based on performance measures within the employee’s control; (3) owning stock is an important ingredient in forming the partnership between employees and the organization; and (4) ownership of significant amounts of Columbia’s stock by executives and senior officers of Columbia will facilitate aligning management’s goals with the goals of shareholders. In light of the Committee’s past philosophy and in light of regulatory changes it is anticipated that the Company will continue to emphasize stock-based compensation in the future.

Stock Ownership Guidelines

In 1997, the Committee approved stock ownership guidelines, which were amended in January 1999, for its executive officers. The guidelines are intended to help closely align the financial interests of these officers with those of Columbia’s shareholders. Officers are expected to make continuing progress towards compliance with the guidelines during a five-year period.

The ownership guidelines are as follows: (1) senior executive officers (currently including the positions of Chief Executive Officer, President, and Chief Operating Officer) have a required minimum ownership of 28,014 shares; and (2) Chief Banking Officer, the Chief Credit Officer, Chief Financial Office and the Executive Vice President in charge of Human Resources have a required minimum ownership of 21,010 shares.

The Board has also approved stock ownership guidelines that call for directors to achieve a stock ownership position of at least 7,003 shares by the year 2002 or within five years of joining the Board.

At year-end 2004 all directors and executive officers that had been with the organization for five years or more had exceeded the ownership guidelines.

Chief Executive Officer Compensation

Ms. Melanie J. Dressel serves as President and Chief Executive Officer of Columbia Bank and has served as President and Chief Executive Officer of Columbia since February 2003. In evaluating the compensation of Ms. Dressel for services rendered in 2004, the Committee considered both quantitative and qualitative factors.

In looking at quantitative factors, the Committee reviewed Columbia’s 2004 financial results. Specifically, the Committee considered net income, earnings per share and other significant factors as follows:

•	Columbia successfully completed the acquisition of Bank of Astoria in Oregon;

•	Columbia was successful in it’s expansion of King County operations with the significant expansion of the Seattle Commercial Lending Team;

•	average total assets and total deposits grew by 13% and 14% respectively;

•	average core deposits grew by 22%;

•	Net income and diluted earnings per share grew by 15% and 11% respectively;

In addition to these quantitative accomplishments, the Committee also considered certain qualitative accomplishments by Ms. Dressel in 2004. Specifically, the Committee recognized her leadership in strategically positioning Columbia as a recognized competitor in the banking industry and in Columbia’s market area, which helped to improve the Company’s earnings and stock appreciation by 15% and 21%, respectively, over 2003.

Policy With Respect to $1 Million Deduction Limit

It is not anticipated that the limitations on deductibility, under Internal Revenue Code Section 162(m), of compensation to any one executive that exceeds $1,000,000 in a single year will apply to Columbia or its subsidiaries in the foreseeable future. In the event that such limitations would apply, the Committee will analyze the circumstances presented and act in a manner that, in its judgment, is in the best interests of Columbia. This may or may not involve actions to preserve deductibility.

Conclusion

The Committee believes that for 2004 the compensation terms for Ms. Dressel, as well as for the other executive officers, were relatively conservative. Columbia has determined that a conservative approach to compensation of its top executives continues to be appropriate, despite continuing improvement in performance.

Thomas M. Hulbert, Chairman

Frederick M. Goldberg

Donald Rodman

Thomas L. Matson

Stock Performance Graph

The following graph shows a five-year comparison of the total return to shareholders of Columbia’s common stock, the Nasdaq U.S. Stock Index (which is a broad nationally recognized index of stock performance by companies traded on the Nasdaq National Market and the Nasdaq Small Cap Market) and the Columbia Peer Group (comprised of banks with assets of $1 billion to $5 billion, all of which are located in the western United States). The definition of total return includes appreciation in market value of the stock as well as the actual cash and stock dividends paid to shareholders. The graph assumes that the value of the investment in Columbia’s common stock, the Nasdaq and the Columbia Peer Group was $100 on December 31, 1999, and that all dividends were reinvested.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Columbia Banking System, Inc.	100.00	130.43	120.31	122.06	211.42	259.08
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
Columbia Peer Group	100.00	119.50	136.46	168.60	232.14	305.45

Compensation Tables

Summary Compensation Table

The following table shows compensation paid or accrued for the last three fiscal years to Columbia’s Chief Executive Officer and each of the Named Executives earning in excess of $100,000.

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards	Securities Underlying Options(#)	All Other Compensation(1)
Melanie J. Dressel President and Chief Executive Officer	2004 2003 2002	$267,833 232,000 225,000	$50,000 116,000 -0-	-0- -0- -0-	-0- -0- -0-	$17,823 27,497 36,031

Mark W. Nelson Executive Vice President Chief Banking Officer	2004 2003 2002	$175,000 150,000 30,261	$25,000 64,593 10,417	-0- -0- -0-	-0- -0- 10,000	$17,161 10,096 144

Gary R. Schminkey Executive Vice President, Chief Financial Officer	2004 2003 2002	$178,333 170,000 150,000	$25,000 50,000 -0-	-0- -0- -0-	-0- -0- -0-	$15,903 15,703 18,331

Evans Q. Whitney Executive Vice President, Human Resources Manager	2004 2003 2002	$170,000 170,000 165,000	$20,000 35,000 -0-	-0- -0- -0-	-0- -0- -0-	$17,599 17,066 53,853

Andrew McDonald Executive Vice President, Chief Credit Officer	2004	$87,500	$17,500	-0-	5,000	$2,404

(1)	Amount shown for Ms. Dressel in 2004 includes $6,500 in 401(k) plan matching contributions, $10,250 in 401(k) and Deferred Compensation Plan discretionary contributions, $1,073 in economic benefit for split dollar insurance and $9,446 in long-term care insurance premiums paid by Columbia.

Amount shown for Mr. Nelson in 2004 includes $4,883 in 401(k) plan matching contributions, $10,250 in 401(k) discretionary contributions and $2,028 in economic benefit for split dollar insurance.

Amounts shown for Mr. Schminkey in 2004 include $4,883 in 401(k) matching contributions, $10,250 in 401(k) discretionary contributions and $770 in economic benefit for split dollar insurance.

Amounts shown for Mr. Whitney in 2004 include $4,883 in 401(k) plan matching contributions, $10,250 in 401(k) discretionary contributions and $2,426 in economic benefit for split dollar insurance.

Amount shown for Mr. McDonald in 2004 includes $262 in Group term life premiums, $213 in 401(k) matching contributions and $1,928 in 401(k) discretionary contributions.

Option Grants in 2004

No options were granted to the Named Executives during 2004.

Option Exercises in 2004

The following table summarizes option exercises and the value of unexercised options held by the Named Executives during 2004.

Aggregated Option Exercises in Last Fiscal Year

and Year End Option Values

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised Options at Year End(1)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Melanie J. Dressel	-0-	-0-	29,445	-0-	$287,470	$0
Andrew McDonald	-0-	-0-	-0-	5,000	-0-	$16,650
Mark W. Nelson	-0-	-0-	-0-	10,500	$0	$150,255
Gary Schminkey	-0-	-0-	12,175	-0-	$181,841	$0
Evans Q. Whitney	3,310	$60.863.62	16,101	-0-	$221,496	$0

(1)	In accordance with applicable rules of the SEC, values are calculated by subtracting the exercise price from the fair market value of the underlying stock. For purposes of this table, fair market value is deemed to be $24.99, the closing sale price of Columbia’s common stock reported on the Nasdaq National Market on December 31, 2004, the last trading day of 2004. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be “in-the-money” and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

Other Employee Benefits

401(k) Plan.    Columbia maintains a defined contribution plan, in the form of a 401(k) Plan, that allows employees to contribute up to 75% of their compensation each year. The 401(k) Plan is administered by an outside firm. Investment of employee contributions to the 401(k) Plan are directed by the employee into several investment options, one of which is Columbia’s Common Stock. Columbia currently makes matching contributions to the extent of 50% of employees’ contributions up to 3% of each employee’s total compensation and is authorized to make a discretionary contribution as determined by the Committee each year. Columbia contributed approximately $463,266 in matching funds to the 401(k) Plan during 2004 and made a discretionary contribution of approximately $1,024,357 for the year 2004.

Employee Stock Purchase Plan.    Columbia also maintains an Employee Stock Purchase Plan (the “ESPP”) that was adopted in 1995 and amended in January 2000. The ESPP allows eligible employees to purchase shares of Columbia common stock at 90% of the lower of the market price at either the beginning or the end of each six-month offering period by means of payroll deductions.

Incentive Bonus Plan.    Columbia has in place a discretionary Incentive Bonus Plan for the benefit of certain employees. Contributions by Columbia are based upon year-end results of operations for Columbia and attainment of goals by individuals. The size of the bonus pool is based upon an assessment of Columbia’s performance as compared to both budgeted and prior fiscal year performance and the extent to which Columbia achieved its overall goals. Once the bonus pool is determined, the Chief Executive Officer or other executive officers, as appropriate, make bonus recommendations to the Personnel and Compensation Committee, within the limits of the pool, based upon an evaluation of individual performance and contribution to Columbia’s overall performance. In 2004, Columbia contributed $750,000 to the Plan.

Supplemental Executive Retirement Plan and Split Dollar Benefit.    In 2001, Columbia implemented a supplemental executive retirement plan (the “SERP”) for certain executive officers of Columbia (the “Executives”) to provide retirement benefits to those officers. The SERP is unsecured and unfunded and there are no plan assets. Columbia has purchased single premium Bank Owned Life Insurance (“BOLI policies”) on the lives of the Executives and other officers and intends to use income from the BOLI policies to offset SERP benefit expenses.

The SERP provides the Executives with lifetime retirement benefits generally targeted to be the lesser of a fixed initial amount or 60% of the Executive’s respective final full year of total compensation (as shown on the Form W-2). The SERP includes a number of restrictions on payment, including a requirement, subject to exception, that the Executive remain employed by Columbia until age 65 (62 in the event of a change in control). The SERP includes a number of potential adjustments to the date on which retirement payments are initiated and to the amount of the Executives benefit. These potential adjustments include provisions for early retirement at a reduced benefit amount, a 2% annual inflation adjustment to benefit payments, an “Applicable Percentage” schedule, from 0% to 100%, analogous to a five to ten year vesting schedule, that provides for a reduction in some benefit payments based on the Executive’s tenure. Executives terminated pursuant to a change in control of Columbia, or disabled under any circumstances will be entitled to an Applicable Percentage of 100%, regardless of tenure. Other potential SERP adjustments include an elimination of benefits if the Executive violates non-competition requirements or is terminated for cause or resigns voluntarily before achieving an Applicable Percentage of 100%. The retirement benefits are funded from accruals to a benefit accounting during the participant’s employment. The amount of the accrual is determined annually.

Associated with the SERP benefit is a death benefit for each Executive’s designated beneficiaries. Beneficiaries designated by an Executive are entitled to a split dollar share of the death proceeds from the life insurance policies on each Executive, which vary depending on the Executive’s age at death, employment status with Columbia at the time of death, and eligibility to receive SERP payments.

Deferred Compensation Plan.    In February 2004, the Board of Directors adopted a Deferred Compensation Plan known as the 401 Plus Plan (“DCP”) for certain directors, a select group of senior management and key employees, as designated by resolution of the Board of Directors. The DCP generally provides for the deferral of certain taxable income earned by participants in the DCP. Non-employee directors may elect to have any portion, up to 100% of his or her director’s fees deferred. Designated officers or key employees may elect to defer annually under the DCP up to 50% of his or her salary to be earned in the calendar year, and up to 100% of any cash bonuses.

Restricted Stock.    In the past, Columbia has granted restricted stock awards to executives in order to reward the executives for prior service to Columbia and to provide incentives for such executives to continue to serve Columbia in the future. The awards provided for the immediate issuance of shares of Columbia common stock to the executive, with such shares held in escrow until the executive met certain conditions, vesting over a specified period. All restricted stock awards were fully vested effective January 28, 2003. The Board, as recommended by the Compensation Committee has determined that, subject to shareholder approval, all future stock award grants should be made under the Company’s Plan. As set forth below, the shareholders are being asked to amend the Plan to, among other things, provide for the grant of such restricted stock awards.

Executive Employment and Severance Agreements

Ms. Dressel serves as President and Chief Executive Officer of Columbia and Columbia Bank pursuant to an employment agreement entered into effective August 1, 2004. The term of the employment agreement with Ms. Dressel is a rolling three year term that provides for termination by either party through a notice of non-renewal submitted at least 60 days prior to the anniversary of the agreement. The employment agreement with Ms. Dressel established her minimum annual salary at $275,000.

Ms. Dressel’s employment agreement provides that if her employment is terminated without cause or if she resigns for good reason, then she will receive salary and benefits for the greater of two years or the balance of the contract term, and all forfeiture provisions regarding any outstanding restricted stock or other compensation agreements will lapse. The employment agreement also provides for certain benefits and payments if Ms. Dressel’s employment is terminated in connection with a change in control (as defined in the agreement). In such event, in addition to the continued benefits and payment of base salary described above (as well as the lapsing of any forfeiture provisions), Ms. Dressel will receive an amount equal to two times any incentive payment she received during the year preceding her termination, and all of her stock options will fully vest. If these provisions of the employment agreement result in Ms. Dressel being taxed under Section 4999 of the Internal Revenue Code (relating to “golden parachute” payments), Columbia must reimburse her for the amount of such tax (exclusive of any additional tax imposed as a result of such reimbursement).

Columbia has also entered into Severance Agreements with Mark W. Nelson, Executive Vice President and Chief Banking Officer, Andrew McDonald, Executive Vice President and Chief Credit Officer, Gary R. Schminkey, Executive Vice President and Chief Financial Officer and Evans Q. Whitney, Executive Vice President. The severance agreements contain provisions, similar to those contained in the employment agreement discussed above that require payments in the event of termination of employment related to a change in control. Under the terms of the agreements, following termination arising out of a change in control situation, the executives are entitled to (i) receive their base salary (with the exception of Mr. Whitney whose agreement also provides for two times incentive compensation) for varying terms of up to three years; (ii) accelerate the vesting of options; and (iii) removal of restrictions on any restricted stock or other restricted securities, subject to Federal securities laws. These agreements also contain a covenant that they will not compete with Columbia in the State of Washington for up to three years (with the exception of Mr. Whitney whose agreement limits Mr. Whitney from competing in counties where Columbia does business for a period of two years) after the commencement of severance benefit payments. The terms of the severance agreements become operable only in certain circumstances involving a change in control.

PROPOSAL NO. 2: AMENDMENT TO 2000 AMENDED AND RESTATED STOCK OPTION PLAN

General

Columbia has historically maintained a stock option plan for the benefit of employees and directors of the Company. The Plan was originally adopted in 1988, and subsequently amended.

The Board believes that stock-based incentives are essential to attract and retain the services of individuals who are likely to make significant contributions to Columbia’s success, to encourage ownership of Columbia’s common stock by employees and directors, and to promote Columbia’s success by providing both rewards for exceptional performance and long-term incentives for future contributions. Given that Columbia’s compensation levels are relatively moderate, the Board believes that stock-based compensation is an important element to maintain and attract the best people to help grow the Company and its earnings.

Columbia’s Plan currently provides for the grant of incentive stock options and nonqualified stock options. Columbia’s stock option program was designed to promote excellent performance over an employee’s career through compensation that increases with the Company’s long-term performance. Stock options have been used as incentive compensation for both executives and directors and restricted stock awards have been used as incentive compensation for executives. In order to formalize the use of restricted stock awards, the Board proposes, subject to shareholder approval, to amend the Plan to provide for the grant of restricted stock, stock appreciation rights and restricted stock units (alternative equity awards) to create a broad-based plan under which awards may be granted to all employees and directors. The Board also proposes to amend the Plan to clarify that the exercise price of outstanding options may not be adjusted or otherwise repriced (except in connection with a change in the capital structure of the Company). The addition of alternative equity awards will provide the Board with additional flexibility as it considers the potential impact of recent changes in accounting rules for stock options. The Board further believes that the number of shares of common stock currently available for issuance will be insufficient to achieve the purposes of the Plan unless additional shares are authorized.

The Plan currently authorizes the issuance of up to 831,784 shares of common stock (or 5.33% of outstanding shares at January 31, 2005), pursuant to the grant of stock options (as adjusted for stock options and stock splits). Of those shares, 696,518 are granted but unexercised options and only 135,266 remain available for future grant. Accordingly, the Board is proposing to increase the number of shares available under the Plan by 350,000 shares, from 135,266 to 485,266, increasing the percentage ratio of the amount of authorized shares available under the Amended Plan to 7.58% of outstanding. The Board believes this is well below many of the Company’s peer banks. The Board recommends that shareholders approve the amendments to the Plan in order to allow Columbia to continue to offer stock options and, if approved, the alternative equity awards presented below, to employees and directors as part of its overall compensation package. The material features of the Plan, and the features of each alternative equity award are summarized below. A copy of the full text of the proposed plan, to be renamed the “Amended and Restated Stock Option and Equity Compensation Plan” (“Amended Plan”) is attached as Appendix A.

Material Terms of the Plan and Proposed Amended Plan

The current Plan provides for the issuance of options that qualify as “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options. The proposed Amended Plan will also permit the issuance of restricted shares, stock appreciation rights and restricted stock units. Under the Amended Plan, an “Award” will mean the grant of a stock option, restricted share, stock appreciation right or restricted stock unit.

If approved, the Amended Plan will be effective for a period of 10 years and will (i) increase the number of shares available under the Amended Plan (not including shares subject to granted but unexercised options) to 485,266; (ii) allow for the grant of restricted stock, stock appreciation rights and restricted stock units; and (iii) add a section that prohibits the repricing of options. Any shares subject to an Award that are forfeited will be returned and made available for further grant under the Amended Plan.

Administration of Plan

The Plan and if approved, the Amended Plan is administered by the Personnel and Compensation Committee.

Restricted Stock Award

A Restricted Stock Award means a share of common stock issued to an employee or director under the Amended Plan that is subject to restrictions and conditions. The Restricted Stock Award will be evidenced by a written agreement that shall contain terms and conditions consistent with those of the Amended Plan. No cash or other consideration need be paid for shares of common stock subject to an award, other than in the form of services performed under terms and conditions determined by the Committee. Certificates representing the award may be held in escrow. Shares of common stock that are part of an award will vest upon satisfying such conditions as the Committee may determine, including, for example, completing a specified number of years of service or attaining performance goals. For example, the Committee may determine that such shares will vest over a period of four years from the date of grant (with 25% vesting on the first anniversary of the grant and 25% on each subsequent anniversary), provided the grantee is employed by the Company on each of such anniversary dates. The Committee may also determine that none of such shares will vest until the grantee has been employed by the Company for four years, at which time 100% of such shares will vest. The Committee may determine to use a shorter or longer vesting period than four years. An Employee holding a Restricted Stock Award (both vested and unvested) will have the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the shares subject to the award.

Restricted Stock Unit

A Restricted Stock Unit means the right to receive a payment in cash or common stock in an amount equal to the fair market value of the common stock on the date of exercise of the right to receive payments under the Restricted Stock Unit. A Restricted Stock Unit will be evidenced by a written agreement that shall contain terms and conditions consistent with those of the Amended Plan. No cash or other consideration need be paid for shares of common stock subject to an award, other than in the form of services performed under terms and conditions determined by the Committee. Restricted Stock Units will vest upon satisfying such conditions as the Committee may determine, including, for example, completing a specified number of years of service or attaining performance goals similar to those described in the section under Restricted Stock Award. An employee or director holding a Restricted Stock Unit will have none of the rights of a shareholder (including the payment of cash dividends) until such time as shares. if any, are actually issued. Upon termination of employment, any unvested portion of a Restricted Stock Unit will be forfeited.

Stock Appreciation Right

A Stock Appreciation Right means the right to receive payment in cash or common stock in an amount equal to the excess of the fair market value of the common stock on the date of exercise of the right to receive payments under the Stock Appreciation Right and the fair market value of the common stock at the time of grant. The Stock Appreciation Right will be evidenced by a written agreement that shall contain terms and conditions consistent with those of the Amended Plan. No cash or other consideration need be paid for shares of common stock subject to an award, other than in the form of services performed under terms and conditions determined by the Committee. Stock Appreciation Rights will vest upon satisfying such conditions as the Committee may determine, including, for example, completing a specified number of years of service or attaining performance goals similar to those described in the section under Restricted Shares. An employee or director holding a Stock Appreciation Right will have none of the rights of a shareholder (including the payment of cash dividends) until such time as shares, if any, are actually issued. Upon termination of employment, any unvested portion of a Stock Appreciation Right will be forfeited.

Terms and Conditions of Options

All options granted under the Plan provide that the option exercise price is equal to the fair market value of the shares subject to the option at the time of grant and expire at such time as determined by the Committee; provided, however, that incentive stock options will expire no later than 10 years from the date of grant. The option exercise price is payable in cash or other consideration, including Company common stock. The Plan has an unlimited duration; provided, however, that the Board of Directors has the authority to terminate the Plan at any time and incentive stock options may not be granted more than 10 years after the earlier of the date the Plan is adopted or approved by the shareholders. The Plan may be amended by the Board of Directors without shareholder approval, except that no such amendment may (i) increase the number of shares that may be issued pursuant to the Plan, or (ii) modify the Plan in a manner that would require shareholder approval under any applicable laws or regulations. All granted but unexercised options under the existing Plan will remain outstanding for their respective terms.

Tax Consequences

Incentive Stock Options.    Holders of incentive stock options incur no federal income tax (other than potential alternative minimum tax) on the grant or exercise of such options. When stock received upon exercise of an incentive stock option is sold at a gain, the holder incurs tax at capital gain rates, provided the stock is treated in its hands as a capital asset. The Company will generally not be entitled to a deduction for any amount relating to stock issued under an incentive stock option. The exercise price of incentive stock options may be no less than the fair market value of the common stock of Columbia at the time of grant.

Although there is no limit on the aggregate fair market value of stock that can be subject to an incentive stock option, to the extent the fair market value of stock (measured at the date of grant) with respect to which the option becomes exercisable for the first time during a calendar year exceeds $100,000, then the option shall be treated as a nonqualified stock option to the extent of the excess. For example, if an option that otherwise qualifies as an incentive stock option is granted in the current calendar year to acquire 20,000 shares at an exercise price of $10 per share (the fair market value of the stock at the time the option is granted) and the option can be exercised to acquire all 20,000 shares in the current calendar year, then the option will be treated as an incentive stock option with respect to 10,000 shares and a nonqualified stock option with respect to the remaining 10,000 shares. On the other hand, if the option is granted in the current calendar year, but it provides that it can be exercised to acquire 10,000 shares in the current calendar year and 10,000 shares in the following calendar year, then the option will be treated as an incentive stock option with respect to all 20,000 shares, even if the grantee chooses to not exercise any part of the option in the current calendar year and instead waits until the following calendar year to exercise the option to acquire 20,000 shares.

Nonqualified Stock Options.    The holder of a nonqualified stock option recognizes income subject to federal income tax on the date of exercise of such option. The holder is taxed on the excess of (i) the fair market value of the stock (measured on the date of exercise) acquired upon exercise of the option over (ii) the option exercise price. The income is taxable at ordinary income rates and the Company is entitled to a deduction for the amount included by the holder in income. The exercise price of nonqualified options granted under the Plan may be no less than the fair market value of the common stock of Columbia at the time of grant.

Restricted Stock Awards.    A grantee of Restricted Stock will generally not be subject to federal income tax with respect to the stock at the time of grant if the stock is subject to a substantial risk of forfeiture. Instead, the grantee is subject to federal income tax with respect to such stock in the taxable year in which the stock is transferable or is no longer subject to such substantial risk of forfeiture, whichever is applicable. The amount that the grantee must include in gross income with respect to the restricted stock is the excess of the fair market value of the stock at the time it is transferable or no longer subject to a substantial risk of forfeiture, whichever is applicable, over the amount (if any) that was paid for the stock. In lieu of the foregoing, a grantee of restricted stock can make a special election under Section 83(b) of the U.S. Internal Revenue Code to include in gross income, for the taxable year in which the stock is granted, the excess of the fair market value of the stock at the time of grant over the amount (if any) paid for the stock. The Company is entitled to a deduction for the amount included by the grantee in income.

Restricted Stock Units.    The grant of a Restricted Stock Unit will result in no income to the grantee or deduction for the Company until such time as payments are actually made to the grantee under the Restricted Stock Unit. At the time the Company makes such payment, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares, if any, plus cash transferred to the grantee. Income tax withholding would be required.

Stock Appreciation Rights.    The grant of a Stock Appreciation Right will result in no income to the grantee or deduction for the Company until such time as payments are actually made to the grantee under the Stock Appreciation Right. At the time the Company makes such payment, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares, if any, plus cash transferred to the grantee. Income tax withholding would be required.

Repricing of Stock Options

The Plan is currently silent with respect to the repricing of stock options. The Board, subject to shareholder approval, proposes to add a section to the Amended Plan that prohibits the repricing of stock options unless approved by the shareholders or in connection with a change in the capital structure of the Company, such as a stock split or stock dividend, subdivision or consolidation, or other increase or decrease in the number of shares effected without receipt of consideration by the Company.

Voting to Amend the Plan

The affirmative vote of a majority of those shares present and entitled to vote are required to amend the Plan. Brokers do not have discretion to cast a vote FOR the amendment to the Plan without your direction. Therefore, if your shares are in street name and you do not instruct your broker how to vote, your shares will not be voted.

PROPOSAL NO. 3: AMENDMENT TO ARTICLES OF INCORPORATION

General

The Company’s Board of Directors has unanimously decided to present to the shareholders a proposal to amend the Company’s Articles of Incorporation (“Articles”) to (i) eliminate the director nomination provision in the Articles, thereby deleting Section 10.1 of the Company’s Articles of Incorporation; and (ii) make certain technical clean-up changes to the Articles.

As a result of the Sarbanes Act and the amended Nasdaq rules governing the Company, in 2004 the Board of Directors adopted and approved director nomination procedures allowing shareholders to submit a director nominee for consideration by the Company’s Nominating Committee. These procedures mirror the advance notice procedures required by the Federal securities law with respect to shareholder proposals.

In an effort to maintain compliance with the various regulations governing the Company, and in light of the adoption of the Sarbanes Act and amended Nasdaq rules, the Board and management have determined it prudent to amend the Company’s Articles to delete the director nomination provision in the Articles.

Current Nomination Provision.    The nomination procedure currently in the Articles is an archaic provision that was originally designed for a non-public bank. Under this current provision a shareholder must provide written notice to the Company not less than 14 nor more than 50 days prior to the shareholder meeting to nominate a director for election to the Board. Under this time frame, the only way that a shareholder could nominate a director would be at the annual meeting.

Proposed Nomination Provision.    Under the proposed nomination procedures, the notice would be extended to 120 days from the first anniversary of the date that the Proxy Statement for the preceding year’s annual meeting was first sent to shareholders. This provision is consistent with those adopted by numerous public companies, including financial institutions, in response to Nasdaq’s amended rules. The shareholder nomination deadlines are set forth in the current Proxy Statement under the section entitled “How do I nominate someone to be a director?” This extended notice provision would provide sufficient time for the Nominating Committee to consider a shareholder nominee.

The Board believes that, concurrently with amending the provision of the Company’s Articles discussed above, certain technical clean-up changes should be made at this time. In particular, the Board proposes to delete certain provisions in the Company’s Articles that, while required at the time the Company was formed, are no longer necessary. The Board proposes to delete the following provisions: (i) Article 8 regarding the Company’s initial registered agent and (ii) Article 14 regarding the incorporator of the Company. None of these proposed changes will have any impact on your rights as a shareholder of the Company. A copy of the proposed Amended and Restated Articles are attached as Appendix B.

If the proposed Article amendment is approved, the Company intends to add the previously adopted director nomination provision to its Bylaws. A copy of the proposed director nomination provision is attached for your review as Appendix C. The Bylaw amendment does not require shareholder approval, however, the Company is required to file the Amended and Restated Bylaws in its reports with the SEC.

Voting to Amend the Articles

The affirmative vote of a majority of those shares entitled to vote is required to amend the Articles. Brokers do not have discretion to cast a vote FOR the amendment to the Articles without your direction. Therefore, if your shares are in street name and you do not instruct your broker how to vote, your shares will not be voted. A broker “non-vote” has the same effect as a vote against.

The Board of Directors unanimously recommends a vote “FOR” the proposed amendments to the Plan and to the Articles of Incorporation.

MANAGEMENT

Executive Officers who are not Directors

The following table sets forth information with respect to the executive officers who are not directors or nominees for director of Columbia, including employment history for the last five years. All executive officers are elected annually and serve at the discretion of the Board of Directors.

Name	Age	Position	Has Served as an Officer of the Company since
Andrew McDonald(1)	46	Executive Vice President/Chief Credit Officer	2004
Mark W. Nelson(2)	53	Executive Vice President/Chief Banking Officer	2002
Gary R. Schminkey	47	Executive Vice President and Chief Financial Officer	1993
Evans Q. “Tex” Whitney	61	Executive Vice President/Human Resources	1993

(1)	Mr. McDonald joined Columbia Bank as an Executive Vice President and Chief Credit Officer in June 2004. Prior to joining Columbia Bank, Mr. McDonald was a Senior Vice President and Team Leader at U S Bank. Mr. McDonald’s experience in banking spans over 18 years and includes senior credit officer positions with US Bank and West One Bank, as well as, managing US Bank’s Media & Telecommunications group and South Puget Sound Commercial Banking group. Mr. McDonald previously held lending positions with Mellon Bank and Security Pacific.

(2)	Mr. Nelson joined Columbia Bank as an Executive Vice President and Senior Credit Officer in October 2002 and was appointed a director of Bank of Astoria in 2004. Prior to joining Columbia Bank, Mr. Nelson was a Senior Vice President and Chief Lending Officer at Whidbey Island Bank. Mr. Nelson’s experience spans over 30 years and includes executive positions with Evergreen Bank and Bank of America, as well as lending positions with Puget Sound National Bank and the Bank of California.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Columbia’s directors and executive officers to send reports of their ownership of Columbia’s stock to the Securities and Exchange Commission. Columbia believes that all Section 16(a) filing requirements that apply to its directors and executive officers were complied with for the fiscal year ending December 31, 2004. In making this disclosure, Columbia has relied solely on written representations of its directors and executive officers, and copies of the reports that they have filed with the SEC.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

During 2004 certain directors and executive officers of Columbia and Columbia Bank, and their associates, were customers of Columbia Bank, and it is anticipated that such individuals will continue to be customers of Columbia Bank in the future. All transactions between Columbia Bank and its executive officers and directors, and their associates, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than the normal risk of collect ability or present other unfavorable features.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP (“Deloitte”) performed the audit of the consolidated financial statements of Columbia and its subsidiaries for the year ended December 31, 2004. Shareholders are not required to take action on the selection of the public accountants. A representative of Deloitte is expected to be present at the Annual Meeting to make a statement, if desired, and to be available to respond to appropriate questions.

Fees Paid to Independent Auditors

The following table sets forth the aggregate fees charged to the Company by Deloitte, for audit services rendered in connection with the audited consolidated financial statements and reports for the 2004 and 2003 fiscal years and for other services rendered during the 2004 and 2003 fiscal years.

Fee Category	Fiscal 2004	% of Total	Fiscal 2003	% of Total
Audit Fees	$796,750	93.2%	$189,685	87.1%
Audit-Related Fees	58,006	6.8%	25,315	11.6%
Tax Fees	0	0%	2,755	1.3%
All Other Fees	0	0%	0	0%
Total Fees	$854,756	100%	$217,755	100%

Audit Fees.    Consists of fees billed to Columbia for professional services rendered by Deloitte in connection with the audit of our financial statements and review of financial statements included in Columbia’s Form 10-Q’s or services to Columbia in connection with statutory or regulatory filings or engagements.

Audit-Related Fees.    Consists of fees relating to examination of management’s assertion regarding the effectiveness of internal control (FDICIA).

Tax Fees.    Consists of fees relating to consultation regarding B&O tax refunds and vesting of unregistered stock during fiscal year 2004.

All Other Fees.    There were no fees for services not included above for the fiscal years ended 2004 and 2003.

In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement Sarbanes-Oxley, as well as the American Institute of Certified Public Accountants.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The services performed by Deloitte in 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee at its February 25, 2004 meeting. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that Deloitte may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by Deloitte in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.

Services provided by Deloitte during the following year that are included in the Service List were pre-approved following the policies and procedures of the Audit Committee.

Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from Deloitte when time is of the essence.

The Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

The policy contains a de minimis provision that operates to provide retroactive approval for permissible non-audit services under certain circumstances. The provision allows for the pre-approval requirement to be waived if all of the following criteria are met:

1.	The service is not an audit, review or other attest service;

2.	The aggregate amount of all such services provided under this provision does not exceed the lesser of $12,650 or five percent of total fees paid to the independent auditor in a given fiscal year;

3.	Such services were not identified at the time of the engagement to be non-audit services;

4.	Such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or its designee; and

5.	The service and fee are specifically disclosed in the Proxy Statement as meeting the de minimis requirements.

AUDIT COMMITTEE REPORT

The Audit Committee consists of the directors listed below. The Board of Directors has determined that the membership of the Audit Committee meets the independence requirements as defined under the Nasdaq listing standards. During 2002 and early 2003, the SEC issued rules under Sarbanes-Oxley governing the role and membership standards of audit committees.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee is responsible for overseeing Columbia’s financial reporting processes on behalf of the Board of Directors.

With respect to fiscal 2004 the Audit Committee has:

(1)	reviewed and discussed the audited financial statements with management, and management represented to the Audit Committee that Columbia’s consolidated financial statements were prepared in accordance with generally accepted accounting principles;

(2)	discussed with the independent accountants the matters required to be discussed by SAS 61 (Communication with Audit Committees);

(3)	discussed with the Columbia’s internal and independent accountants the overall scope and plans for their respective audits;

(4)	met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of Columbia’s internal controls, and the overall quality of Columbia’s financial reporting; and

(5)	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No.1 (Independence Discussion with Audit Committee) and has discussed with representatives of Deloitte LLP that firm’s independence.

Based on the review and discussions referred to in items (1) through (5) above, the Audit Committee has recommended to Columbia’s Board of Directors that the audited financial statements be included in Columbia’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

John P. Folsom, Chairman

Thomas M. Hulbert

Daniel C. Regis

James M. Will

Incorporation by Reference

The Report of the Personnel and Compensation Committee and the Audit Committee set forth in this Proxy Statement and the Stock Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

Columbia’s Annual Report and Form 10-K for the year ended December 31, 2004 (which is not a part of Columbia’s proxy soliciting materials) is being mailed to Columbia’s shareholders with this Proxy Statement. Additional copies of the Annual Report and Form 10-K will be furnished to shareholders upon request to:

JoAnne Coy

VP, Marketing Director

P. O. Box 2156, MS 8300

Tacoma, WA 98401-2156

Fax: (253) 305-0317

Delivery of Documents to Stockholders Sharing an Address

In some cases, only one copy of this Proxy Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions fro one or more of the stockholders. We will deliver promptly, upon written request, a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a stockholder may submit a written or oral request to the Marketing Director at the address and number written above. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the Annual Report and who would rather receive a single copy of such materials may instruct us accordingly by directing their request to us in the manner provided above.

WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

APPENDIX A

PROPOSED

AMENDED AND RESTATED

STOCK OPTION AND EQUITY COMPENSATION PLAN

OF

COLUMBIA BANKING SYSTEM, INC.

RECITAL

The original Employee Stock Option Plan (“Plan”) of First Federal Corporation, the predecessor entity to Columbia Banking System, Inc., was adopted by the board of directors and shareholders on August 2, 1988. The Plan was subsequently amended and approved by the shareholders on July 19, 1993, April 23, 1997 and April 25, 2000. The Plan is now being amended and restated, subject to shareholder approval, for the purpose of (1) permitting the issuance of restricted stock, restricted stock units and stock appreciation rights under the Plan, (2) increasing the number of shares available for issuance under the Plan by 350,000 shares of Common Stock to 485,266 shares of Common Stock, plus up to 100,000 shares of Common Stock that are reacquired by the Employer (defined below) in the open market or in private transactions, (3) clarifying that the Plan is intended to be a “broad-based” plan that permits awards of options, restricted stock, restricted stock units and stock appreciation rights to all employees, and (4) imposing restrictions on re-pricing outstanding options. In all other respects, the Plan remains unchanged and as adopted by the board of directors and approved by the shareholders on April 25, 2000.

The Plan is hereby renamed the “Amended and Restated Stock Option and Equity Compensation Plan.”

PLAN

1. Purpose of the Plan.

The purpose of the Plan is to provide additional incentives to Employees and Directors of Columbia Banking System, Inc. and its present and future Subsidiaries, thereby helping to attract and retain the best available personnel for positions of responsibility with said corporations and otherwise promoting the success of the business activities of said corporations.

2. Definitions.

As used herein, the following definitions shall apply:

a. “Award” means the grant of an Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right under the Plan.

b. “Board” means the board of directors of the Employer.

c. “Code” means the Internal Revenue Code of 1986, as amended. A reference to a provision of the Code shall include a reference to any successor to such provision of the Code.

d. “Common Stock” means the Employer’s no par value common stock.

e. “Committee” has the meaning given such term in Section 4.a.

f. “Continuous Status as an Employee” means, (i) when such term is used with respect to a Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right, the absence of any interruption or termination of service as an Employee or Director, and (ii) when such term is used with respect to an Incentive Stock Option, the absence of any interruption or termination of services as an Employee. Notwithstanding the foregoing, an Employee or Director shall be treated as maintaining Continuous Status as an Employee if the interruption of his service as an Employee or Director is caused by military leave, sick leave or any other bona fide leave of absence approved by the Employer, except as otherwise provided under applicable Incentive Stock Option rules.

g. “Director” means a person elected or appointed as a member of the Board or the board of directors of a Subsidiary. An Award may be granted in connection with hiring or retaining a person as a Director, prior to the date such person first performs services as a Director; provided, however, that such person shall have no rights under the Award prior to the date the person first performs services as a Director.

h. “Disability” has the meaning given to such term in Code Section 22(e)(3).

i. “Employee” means a person employed by the Employer or a Subsidiary. Subject to Code restrictions applicable to Incentive Stock Options, an Award may be granted in connection with hiring or retaining a person as an Employee, prior to the date such person first performs services as an Employee; provided, however, that such person shall have no rights under the Award prior to the date the person first performs services as an Employee.

j. “Employer” means Columbia Banking System, Inc., a Washington corporation.

k. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

l. “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Small Market of the Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid price, if no sales were reported) as quoted on such exchange or system for such date (or, if such pricing information is not published for such date, the last date prior to such date for which pricing information is published), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(2) If the Common Stock is regularly quoted by recognized securities dealers but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for such stock on such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(3) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

m. “Grantee” means an Employee or Director who has been granted an Award.

n. “Incentive Stock Option” means an Option that qualifies as an “incentive stock option,” as that term is defined in Code Section 422.

o. “Nonqualified Stock Option” means an Option, other than an Incentive Stock Option.

p. “Option” means a right, granted under the Plan, to purchase Common Stock under the terms and conditions set forth in the Plan and the related Option Agreement. The term shall include both Incentive Stock Options and Nonqualified Stock Options, as the context requires.

q. “Option Agreement” means a written agreement that shall be entered into by and between each Grantee and Employer setting forth terms and conditions relating to Options granted to such Grantee pursuant to an Award. Such agreement shall take such form, and contain such terms and conditions, as shall be determined by the Committee, in its sole discretion, and shall otherwise be consistent with the terms of the Plan.

r. “Plan” means this Amended and Restated Stock Option and Equity Compensation Plan.

s. “Restricted Stock” means a share of Common Stock issued to an Employee or Director under the Plan, which share is subject to restrictions and conditions set forth in the Plan and the related Restricted Stock Agreement.

t. “Restricted Stock Agreement” means a written agreement that shall be entered into by and between each Grantee and Employer setting forth terms and conditions relating to shares of Restricted Stock issued to such Grantee pursuant to an Award. Such agreement shall take such form, and contain such terms and conditions, as shall be determined by the Committee, in its sole discretion, and shall otherwise be consistent with the terms of the Plan.

u. “Restricted Stock Unit” means the right, granted under the Plan, to receive a payment in cash or Common Stock (as determined by the Committee) of an amount equal to the Fair Market Value, on the date of exercise of the right to receive payments under the Restricted Stock Unit, of one share of Common Stock per Restricted Stock Unit, which right is subject to restrictions and conditions set forth in the Plan and the related Restricted Stock Unit Agreement. The Committee may, but is not required to, impose conditions to the Vesting of Restricted Stock Units, such as completion of a specified number of years of service with Employer or any of its Subsidiaries, and/or attainment of performance goals that shall be set forth in the related Restricted Stock Unit Agreement. The Fair Market Value of Restricted Stock Units shall not be increased or otherwise adjusted because of cash dividends or other distributions paid at any time to Shareholders.

v. “Restricted Stock Unit Agreement” means a written agreement that shall be entered into by and between each Grantee and Employer setting forth terms and conditions relating to Restricted Stock Units granted to such Grantee pursuant to an Award. Such agreement shall take such form, and contain such terms and conditions, as shall be determined by the Committee, in its sole discretion, and shall otherwise be consistent with the terms of the Plan.

w. “SEC” means the United States Securities and Exchange Commission.

x. “Shareholder-Employee” means an Employee who owns, at the time an Incentive Stock Option is granted, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Employer or a Subsidiary. For this purpose, the attribution of stock ownership rules provided in Code Section 424(d) shall apply.

y. “Stock Appreciation Right” means the right, granted under the Plan, to receive a payment in cash or Common Stock (as determined by the Committee) of an amount equal to the excess of (i) the Fair Market Value, on the date of exercise of the right to receive payments under the Stock Appreciation Right, of one share of Common Stock per Stock Appreciation Right, over (ii) the Fair Market Value, on the date of grant of the Stock Appreciation Right, of such share of Common Stock, which right is subject to restrictions and conditions set forth in the Plan and the related Stock Appreciation Rights Agreement. The Fair Market Value of Stock Appreciation Rights shall not be increased or otherwise adjusted because of cash dividends or other distributions paid at any time to Shareholders.

z. “Stock Appreciation Rights Agreement” means a written agreement that shall be entered into by and between each Grantee and Employer setting forth terms and conditions relating to Stock Appreciation Rights granted to such Grantee pursuant to an Award. Such agreement shall take such form, and contain such terms and conditions, as shall be determined by the Committee, in its sole discretion, and shall otherwise be consistent with the terms of the Plan.

aa. “Subsidiary” means, (i) in the case of an Incentive Stock Option, a corporation having a relationship with the Employer described in Code Section 424(f), and (ii) in the case of any other type of Award, a corporation with whom the Employer would be considered a single employer under Code Section 414(b).

bb. “Vest” means, (i) in the case of an Option, that the Grantee has satisfied all conditions precedent imposed by the Plan and the related Option Agreement to his right to exercise the Option to acquire shares of Common Stock; (ii) in the case of shares of Restricted Stock, that the Grantee has satisfied all conditions precedent imposed by the Plan and the related Restricted Stock Agreement to his right to hold shares of

Restricted Stock free of the obligation to forfeit those shares or the right of the Employer to reacquire such shares, (iii) in the case of a Restricted Stock Unit, that the Grantee has satisfied all conditions precedent imposed by the Plan and the related Restricted Stock Unit Agreement to his right to receive payments under the Restricted Stock Unit, and (iv) in the case of a Stock Appreciation Right, that the Grantee has satisfied all conditions precedent imposed by the Plan and the related Stock Appreciation Rights Agreement to his right to receive payments under the Stock Appreciation Right.

3. Stock Subject to Plan.

a. General. Subject to adjustments as provided in Section 10, the maximum number of shares of Common Stock that may be subject to Awards, and to be issued, under the Plan shall be equal to the sum of: (i) 485,266, and (ii) up to 100,000 shares of Common Stock, to the extent authorized by the Board, which are reacquired by the Employer in the open market or in private transactions after the effective date of this Plan. For purposes of the foregoing sentence, shares of Common Stock that are or were made subject to an Award of Restricted Stock Units or of Stock Appreciation Rights shall be treated as issued (even if no shares of Common Stock are actually issued with respect to such Award), unless and until the Grantee has forfeited rights in such Award by failing to satisfy any condition to Vesting. The aggregate number of shares of Common Stock that may be issued under Incentive Stock Options shall equal the maximum number of shares of Common Stock that may be subject to Awards described in the first sentence of this Section 3.a, reduced, however, by the number of shares of Common Stock that have been made subject to other types of Awards.

b. Forfeited and Cancelled Shares. To the extent any shares of Common Stock subject to an Option are not issued, because the Option is forfeited or cancelled, or the shares are not issued because the Grantee or beneficiary settles the Option in cash, or the Option is used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares available to be made subject to an Award. If the exercise price of any Option granted under the Plan is satisfied by tendering shares to the Employer (by either actual delivery or by attestation), only the number of shares issued net of the shares tendered shall be deemed issued for purposes of determining the maximum number of shares available to be made subject to an Award. If shares of Restricted Stock are forfeited by a Grantee prior to Vesting, such shares shall again be available to be made subject to an Award. If a Grantee fails to satisfy the conditions to Vesting of Restricted Stock Units or Stock Appreciation Rights, then the number of shares of Common Stock that are subject to such Restricted Stock Units or Stock Appreciation Rights shall again be available to be made subject to an Award.

c. Notwithstanding any contrary provisions of the Plan, not more than 50,000 shares of Common Stock (adjusted as required under Section 10) in the aggregate may be made subject to Awards of every type granted to a single Grantee in any one fiscal year of the Employer.

4. Administration of the Plan.

a. The Committee. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 4. The Committee shall be selected by the Board and shall consist of two or more members of the Board. If the Committee does not exist or the Board, for any reason determined by it, desires to directly exercise its powers under this Plan, then the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, and at any time, the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint individuals in substitution therefor, and fill vacancies however caused. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as the chairman or a majority of the Committee may determine.

b. Allocation and Delegation of Responsibilities. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or a portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. The Committee may revoke any such allocation or delegation at any time.

c. Report of Grants. At least annually, the Committee shall present a written report to the Board setting forth the following information relating to Awards granted since the date of the last such report: the date or dates of each such Award; the type of each such Award; the number of shares subject to each such Award; and the exercise price for shares of Common Stock subject to each Option and Fair Market Value, on the date of grant, of Common Stock subject to Awards of shares of Restricted Stock, Restricted Stock Units and Stock Appreciation Rights.

d. Powers of the Committee. Subject to the terms and conditions explicitly set forth in the Plan, the Committee shall have the authority and discretion:

(1) to determine the persons to whom Awards are to be granted, the times of grant, and the number of shares subject to each Award;

(2) to determine the exercise price for shares of Common Stock to be issued pursuant to the exercise of an Option; the purchase price, if any, of Restricted Stock; and the Fair Market Value of Common Stock used to determine the amount required to be paid under a Restricted Stock Unit or Stock Appreciation Right;

(3) to determine all other terms and conditions (which need not be identical between or among Grantees) of each Award;

(4) to modify or amend the terms of any Award previously granted, or to grant substitute Options, subject to the provisions of Sections 6.l, 6.m and 12;

(5) to cancel or suspend Awards, subject to the restrictions imposed by Section 12;

(6) to interpret the Plan;

(7) to authorize any person or persons to execute and deliver Option Agreements, Restricted Stock Agreements, Restricted Stock Units Agreements and Stock Appreciation Rights Agreements, or to take any other actions deemed by the Committee to be necessary or appropriate, to effectuate the grant of Awards;

(8) to waive any conditions to Vesting; and

(9) to make all other determinations, and take all other actions that the Committee deems necessary or appropriate, to administer the Plan in accordance with its terms and conditions.

All decisions, determinations and interpretations of the Committee relating to the Plan and Awards shall be final and binding upon all persons, including all Grantees and any other persons interested in any Awards, unless otherwise expressly determined by a vote of a majority of the entire Board. No member of the Committee or the Board shall be liable to any person for any action or determination made in good faith with respect to the Plan or any Awards.

e. Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Employer that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, and the Plan shall be construed in favor of its so complying. If any Plan provision is determined to not comply with such Rule 16b-3, the provision shall be deemed null and void. Notwithstanding anything in this Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to participants who are officers and directors subject to Section 16(b) of the Exchange Act, without so restricting, limiting, or conditioning the use of such provisions of the Plan with respect to other participants.

5. Eligibility.

a. General. All Employees and Directors are eligible to be selected by the Committee to receive an Award. Awards may be granted only to Employees and Directors selected by the Committee from time to time, and at any time, in its sole discretion; provided, however, that Directors who are not also Employees may not be granted Incentive Stock Options. The granting of Awards shall be entirely discretionary with the Committee; and the adoption of the Plan shall not confer upon any person any right to receive an Award.

b. No Right to Grant or to Employment. Neither the adoption of the Plan, nor the granting of an Award shall confer upon any Employee or Director any right to continue employment with, or to continue to serve as a Director of, the Employer or any Subsidiary; or to interfere in any way with the right of the Employee or Director, or the right of the Employer or any Subsidiary, to terminate the employment relationship or the Director relationship at any time.

6. Terms and Conditions of Options.

a. General. All Options granted under the Plan must be authorized by the Committee and shall be subject to such terms and conditions, not inconsistent with this Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of all Options shall be set forth in an Option Agreement. Unless waived or modified by the Committee, all Options shall be subject to the terms and conditions set forth in this Section 6. It is intended that Options granted under this Plan may be either Incentive Stock Options or Nonqualified Stock Options.

b. Type of Option; Number of Shares; Annual Limitation. Each Option Agreement shall state whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and the number of shares subject to the Option. Subject to Section 3.c, any number of Options may be granted to a single eligible person from time to time, and at any time, except that in the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date each Option is granted) of all shares of Common Stock with respect to which Incentive Stock Options become exercisable for the first time by the Grantee in any one calendar year (under all incentive stock option plans of the Employer and all of its Subsidiaries taken together) shall not exceed $100,000.

c. Option Price and Consideration. The exercise price for shares of Common Stock subject to an Option shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted. The exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the Option. In the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, is a Shareholder-Employee, the Incentive Stock Option exercise price shall be at least 110% of the Fair Market Value of the Common Stock as of the date of grant of the Incentive Stock Option.

d. Term of Option. No Incentive Stock Option granted under the Plan shall in any event be exercisable after the expiration of ten (10) years from the date such Option is granted, except that the term of an Incentive Stock Option granted to an Employee who, immediately before such Incentive Stock Option is granted, is a Shareholder-Employee shall be for not more than five (5) years from the date such Option is granted. Subject to the foregoing and other applicable provisions of the Plan, the Committee shall determine the term of each Option in its sole discretion.

e. Manner of Exercise. An Option shall be exercisable in accordance with such terms and conditions, and during such periods, as may be established by the Committee. The payment of the exercise price of an Option shall be subject to the following:

(1) subject to the following provisions of this Section 6.e, the full exercise price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph (3) below, payment may be made as soon as practicable after the exercise);

(2) the exercise price shall be payable in cash or other consideration of comparable value deemed acceptable by the Committee (including tendering, by either actual delivery of shares or by attestation, shares of Common Stock acceptable to the Committee and valued at Fair Market Value as of the date of exercise), or in any combination thereof, as determined by the Committee; and

(3) the Committee may permit a Grantee to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a portion of the shares of Common Stock sufficient to pay the exercise price) acquired upon exercise of the Option and remit to the Employer the sale proceeds therefrom sufficient to pay the entire exercise price and any tax withholding resulting from such exercise.

Shares of Common Stock delivered pursuant to the exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish.

f. Death of Grantee. In the event of the death of a Grantee who at the time of his death was an Employee and who maintained Continuous Status as an Employee since the date of grant of the Option, the Option shall terminate on the earlier of (i) one year after the date of death of the Grantee or at such later date as the Committee may set, in is sole discretion; or (ii) the expiration date of the Option provided in the Option Agreement, except that if the expiration date of an Option should occur during the 90-day period immediately following the Grantee’s death, such Option shall terminate at the end of such 90-day period. The Option shall be exercisable at any time prior to such termination by the Grantee’s estate, or by any person or persons who acquire the right to exercise the Option by bequest, inheritance or otherwise by reason of the death of the Grantee.

g. Disability of Grantee. If a Grantee’s status as an Employee is terminated at any time during the Option period by reason of a Disability and if said Grantee maintained Continuous Status as an Employee at all times between the date of grant of the Option and the termination of his status as an Employee, his Option shall terminate on the earlier of (i) one year after the date of termination of his status as an Employee, or (ii) the expiration date of the Option provided in his Option Agreement.

h. Termination of Status as an Employee, Other Than Due to Death or Disability. If a Grantee’s status as an Employee is terminated for any reason other than death or Disability, and other than by reason of fraud or willful misconduct, any Options granted to the Grantee shall terminate on the earlier of (i) the same day of the third month after the date of termination of his status as an Employee, or (ii) the expiration date of the Option provided in his Option Agreement. If an Optionee’s status as an Employee is terminated at any time by reason of fraud or willful misconduct, then any Options granted to him shall terminate immediately on the termination of his status as an Employee.

i. Non-Transferability of Options. No Option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution. During the lifetime of a Grantee, only the Grantee may exercise such Option.

j. Date of Grant of Option. The date of grant of an Option shall, for all purposes, be the date on which the Employer completes corporate action constituting an offer of Common Stock for sale to an individual under the terms and conditions of this Plan. Said date of grant shall be specified in the Option Agreement.

k. Conditions To Issuance of Shares. Shares of Common Stock shall not be issued with respect to an Option granted under the Plan, unless the exercise of such Option and the issuance and delivery of shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed. Issuance of shares of Common Stock is further subject to the approval of counsel for the Employer with respect to such compliance.

l. Merger, Sale of Assets, Etc. Except as otherwise provided in the Option Agreement, in the event of the merger or other reorganization of the Employer with and into any other corporation with the Employer not surviving (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Employer immediately before the reorganization), or in the event of a proposed sale of all or substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer, (i) all outstanding and unexercised Options shall become exercisable immediately upon the date of the closing of such transaction or at such earlier date as the Committee may fix, and (ii) such Options, to the extent not exercised on or before the closing, shall either be assumed by the successor corporation of the transactions described above, or its parent, or be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation, except that if such Options are not so assumed or replaced, then the Committee may, in the exercise of its sole discretion, terminate all outstanding Options as of a date fixed by the Committee, which may be sooner than the originally stated Option term. The Committee shall notify each Grantee of such action in writing not less than sixty (60) days prior to the termination date fixed by the Committee, and each Grantee shall have the right to exercise his Option prior to said termination date.

m. Substitute Stock Options. In connection with the acquisition or proposed acquisition by the Employer or any Subsidiary, whether by merger, acquisition of stock or assets, or other reorganization transaction, of a business any employees of which have been granted “incentive stock options,” as such term is defined in Code Section 422, the Committee is authorized to issue, in substitution of any such unexercised stock option, a new Option under this Plan that confers upon the Grantee substantially the same benefits as the old option; provided, however, that the issuance of any new Option for an old “incentive stock option” shall satisfy the requirements of Code Section 424(a).

n. Tax Compliance. The Employer, in its sole discretion, may take any actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Common Stock issued upon exercise of an Option, including, but not limited to, (i) withholding from any person exercising an Option a number of shares of Common Stock having a Fair Market Value as of the date of such withholding equal to the amount required to be withheld by the Employer under applicable tax laws, and (ii) withholding, or causing to be withheld, from any form of compensation or other amount due a Grantee or holder of shares of Common Stock issued upon exercise of an Option any amount required to be withheld under applicable tax laws.

o. Other Provisions. Option Agreements executed under the Plan may contain such other provisions as the Committee shall deem advisable, provided in the case of Incentive Stock Options that the provisions are not inconsistent with the provisions of Code Section 422 or with any of the other terms and conditions of this Plan.

p. Director Options. Notwithstanding the terms and conditions set forth above in this Section 6, (i) a Director who is not also an Employee shall not be granted an Incentive Stock Option, and (ii) Nonqualified Stock Options granted to a Director who ceases to be a member of the Board or the board of directors of any Subsidiary shall be exercisable on such terms and conditions as the Committee shall determine.

7. Restricted Stock.

a. General. An Award of Restricted Stock under the Plan must be authorized by the Committee, which shall determine all terms and conditions relating to each Award (including, without limitation, who is to be a Grantee, the number of shares of Restricted Stock subject to the Award, conditions to Vesting, and restrictions to which shares of Restricted Stock shall be subject). Such terms and conditions shall be consistent with this Plan.

b. Restricted Stock Agreement. All purchases of shares of Restricted Stock shall be evidenced by a Restricted Stock Agreement. A person who is granted an Award of Restricted Stock shall be issued such shares only if, within five (5) days (or such other period of time as may be determined by the Committee) after the Employer makes such grant, such person duly executes and delivers to the Employer a Restricted Stock Agreement. If such person does not do so within such period of time, then without the need for action on the part of any person, such person shall have no further right to acquire shares of Restricted Stock, unless the Committee determines otherwise.

c. Purchase Price. Grantees shall not be required to pay cash or other consideration for shares of Restricted Stock granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

d. Escrow of Restricted Stock. The Employer shall make such arrangements to hold shares of Restricted Stock in escrow as it deems necessary or appropriate. Until such time as the Employer reacquires the shares so held, the Grantee thereof shall have, subject to any restrictions and conditions contained in the Plan or the related Restricted Stock Agreement, all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Restricted Stock.

e. Restrictions and Performance Goals. Shares of Restricted Stock shall be subject to such restrictions and conditions, if any, as the Committee may impose. Such restrictions and conditions may include, without limitation, an obligation on the part of the Grantee to resell to the Employer, at a price determined by the Committee (including, for example, at the lower of the price, if any, paid by the Grantee for the shares of Restricted Stock or the Fair Market Value of the shares of Restricted Stock on the date of repurchase), or to forfeit to the Employer shares of Restricted Stock, if the Grantee fails to satisfy conditions imposed by the Committee, such as completion of a specified number of years of service with the Employer or any of its Subsidiaries, and/or attainment of performance goals that are set forth in the Restricted Stock Agreement entered into by the Grantee in connection with the grant of the Restricted Stock Award. Prior to issuing Restricted Stock, the Committee shall: (i) determine the nature, length and starting date of any period that the Grantee must maintain Continuous Status as an Employee before shares of Restricted Stock shall Vest; and (ii) select the factors to be used to measure performance goals, if any.

f. Vesting. Shares of Restricted Stock shall Vest upon the first to occur of the following events: (i) termination of all restrictions and satisfaction of all conditions to Vesting imposed on such shares by the Committee (including, without limitation, attaining any performance goals that are set forth in the related Restricted Stock Agreement); (ii) death of the Grantee, or (iii) Disability of the Grantee.

g. Termination of Employment Prior to Vesting of Restricted Stock. Immediately after a Grantee first ceases to maintain Continuous Status as an Employee, other than because of death or Disability, shares of Restricted Stock granted to such Grantee that have not Vested prior to such time may no longer Vest, and Grantee shall forfeit all rights (and the Employer shall have no further obligations) with respect to such shares of Restricted Stock.

h. Conditions To Issuance of Shares. Shares of Restricted Stock shall not be issued under the Plan, unless the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which such shares may then be listed, and shall be further subject to the approval of counsel for the Employer with respect to such compliance.

i. Tax Compliance. The Employer, in its sole discretion, may take actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the issuance of shares of Restricted Stock; including, but not limited to, withholding (or causing to be withheld) from any form of compensation or other amount due a Grantee any amount required to be withheld by the Employer under applicable tax laws.

j. Non-Transferability of Restricted Stock. Shares of Restricted Stock may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution, prior to the time such shares Vest.

k. Merger, Sale of Assets, Etc. Except as otherwise provided in the Restricted Stock Agreement, in the event of a merger or other reorganization of the Employer with and into any other corporation with the

Employer not surviving (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Employer immediately before the reorganization), or in the event of a proposed sale of all or substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer, the Committee may, in its sole discretion, elect to (i) waive all conditions to, and accelerate, Vesting of Restricted Stock (such waiver and acceleration to be effective as of the date of closing of such transaction or at such earlier date as the Committee may fix), or (ii) if the successor corporation in the transaction (or its parent) so agrees, replace the shares of Common Stock subject to each Award of Restricted Stock with shares of such successor corporation (or its parent) that, in the aggregate, are equal in value on the date of replacement to the shares that are replaced, in which event the terms, conditions, restrictions and contingencies otherwise applicable to the shares that are replaced shall continue to apply to the shares of the successor corporation (or its parent) received in substitution, as if the shares of the successor corporation (or its parent) were the shares that are replaced.

l. Other Provisions. Restricted Stock Agreements executed under this Plan may contain such other provisions as the Committee shall deem advisable that are not inconsistent with the Plan.

8. Restricted Stock Units

a. General. An Award of Restricted Stock Units under the Plan must be authorized by the Committee, which shall determine all terms and conditions relating to each Award (including, without limitation, who is to be a Grantee, the number of shares of Common Stock subject to the Award, conditions to Vesting and restrictions to which Restricted Stock Units shall be subject). Such terms and conditions shall be consistent with this Plan.

b. Restricted Stock Unit Agreement. All Awards of Restricted Stock Units shall be evidenced by a Restricted Stock Unit Agreement. A person who is granted an Award of Restricted Stock Units shall have no rights under the Award unless, within five (5) days (or such other period of time as may be determined by the Committee) after the Employer grants such Award, such person duly executes and delivers to the Employer a Restricted Stock Unit Agreement. If such person does not do so within such period of time, then without the need for action on the part of any person, such person shall have no further rights under the Award, unless the Committee determines otherwise.

c. Purchase Price. Grantees shall not be required to pay cash or other consideration for Restricted Stock Units granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

d. No Rights as a Shareholder. The Grantee of an Award of Restricted Stock Units shall have none of the rights of a shareholder with respect to Restricted Stock Units, until and unless shares of Common Stock are actually issued with respect to the Restricted Stock Units.

e. Restrictions and Performance Goals. Restricted Stock Units shall be subject to such restrictions and conditions, if any, as the Committee may impose. Such restrictions and conditions may include forfeiture of rights under the Restricted Stock Units upon Grantee’s failure to satisfy conditions imposed by the Committee, such as completion of a specified number of years of service with the Employer or any Subsidiary and/or attainment of performance goals that are set forth in the Restricted Stock Unit Agreement entered into by Grantee in connection with the grant of the Restricted Stock Unit. Prior to granting an Award of Restricted Stock Units, the Committee shall: (i) determine the nature, length and starting date of any period that the Grantee must maintain Continuous Status as an Employee before the Restricted Stock Units shall Vest; and/or (ii) select the factors to be used to measure performance goals, if any.

f. Vesting. Restricted Stock Units shall Vest upon the first to occur of the following events: (i) termination of all restrictions and satisfaction of all conditions to Vesting imposed on such Restricted Stock Units by the Committee (including, without limitation, attaining any performance goals that are set forth in the related Restricted Stock Unit Agreement); (ii) death of the Grantee, or (iii) Disability of the Grantee.

g. Termination of Employment Prior to Vesting of Restricted Stock. Immediately after a Grantee first ceases to maintain Continuous Status as an Employee, other than because of death or Disability, Restricted Stock Units granted to such Grantee that have not Vested prior to such time may no longer Vest, and Grantee shall forfeit all rights (and the Employer shall have no further obligations) with respect to such Restricted Stock Units.

h. Conditions To Issuance of Common Stock With Respect to Restricted Stock Units. No shares of Common Stock shall be issued with respect to Restricted Stock Units, unless the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which such shares may then be listed, and shall be further subject to the approval of counsel for the Employer with respect to such compliance.

i. Tax Compliance. The Employer, in its sole discretion, may take actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to Restricted Stock Units; including, but not limited to, withholding (or causing to be withheld) from any form of compensation or other amount due a Grantee any amount required to be withheld by the Employer under applicable tax laws.

j. Non-Transferability of Restricted Stock Units. No rights under a Restricted Stock Unit may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution.

k. Payment. Notwithstanding any contrary provisions of the Plan, any Restricted Stock Units that become Vested shall be settled by payment of amounts owned to the Grantee on or before the later of (i) the date that is two and one-half (2 ½) months after the end of the Grantee’s first taxable year in which such amounts are no longer subject to a substantial risk of forfeiture, or (ii) the date that is two and one-half (2 ½) months after the end of the first taxable year of the person for whom the Grantee performed services in which such amounts are no longer subject to a substantial risk of forfeiture.

l. Merger, Sale of Assets, Etc. Except as otherwise provided in the Restricted Stock Unit Agreement, in the event of a merger or other reorganization of the Employer with and into any other corporation with the Employer not surviving (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Employer immediately before the reorganization), or in the event of a proposed sale of all or substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer, the Committee may, in its sole discretion, elect to (i) waive all conditions to, and accelerate, Vesting of Restricted Stock Units (such waiver and acceleration to be effective as of the date of closing of such transaction or at such earlier date as the Committee may fix), or (ii) if the successor corporation in the transaction (or its parent) so agrees, replace the Restricted Stock Units with rights that are substantially similar to those represented by the Restricted Stock Units.

m. Other Provisions. Restricted Stock Unit Agreements executed under this Plan may contain such other provisions as the Committee shall deem advisable that are not inconsistent with the Plan.

9. Stock Appreciation Rights

a. General. An Award of Stock Appreciation Rights under the Plan must be authorized by the Committee, which shall determine all terms and conditions relating to each Award (including, without limitation, who is to be a Grantee, the number of shares of Common Stock subject to the Award, conditions to Vesting and restrictions to which Stock Appreciation Rights shall be subject). Such terms and conditions shall be consistent with this Plan.

b. Stock Appreciations Right Agreement. All Awards of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement. A person who is granted an Award of Stock Appreciation Rights shall have no rights under the Award unless, within five (5) days (or such other period of time as may be determined by the Committee) after the Employer grants such Award, such person duly executes and delivers to the Employer a Stock Appreciation Rights Agreement. If such person does not do so within such period of time, then without the need for action on the part of any person, such person shall have no further rights under the Award, unless the Committee determines otherwise.

c. Purchase Price. Grantees shall not be required to pay cash or other consideration for Stock Appreciation Rights granted hereunder, other than in the form of services performed under such terms and conditions as the Committee may determine.

d. No Rights as a Shareholder. The Grantee of an Award of Stock Appreciation Rights shall have none of the rights of a shareholder with respect to Stock Appreciation Rights, until and unless shares of Common Stock are actually issued with respect to the Stock Appreciation Rights.

e. Restrictions and Performance Goals. Stock Appreciation Rights shall be subject to such restrictions and conditions, if any, as the Committee may impose. Such restrictions and conditions may include forfeiture of rights under the Stock Appreciation Rights upon Grantee’s failure to satisfy conditions imposed by the Committee, such as completion of a specified number of years of service with the Employer or any Subsidiary and/or attainment of performance goals that are set forth in the Stock Appreciation Rights Agreement entered into by Grantee in connection with the grant of the Stock Appreciation Right. Prior to granting an Award of Stock Appreciation Rights, the Committee shall: (i) determine the nature, length and starting date of any period that the Grantee must maintain Continuous Status as an Employee before the Stock Appreciation Rights shall Vest; and/or (ii) select the factors to be used to measure performance goals, if any.

f. Vesting. Stock Appreciation Rights shall Vest upon the first to occur of the following events: (i) termination of all restrictions and satisfaction of all conditions to Vesting imposed on such Stock Appreciation Rights by the Committee (including, without limitation, attaining any performance goals that are set forth in the related Stock Appreciation Rights Agreement); (ii) death of the Grantee, or (iii) Disability of the Grantee.

g. Termination of Employment Prior to Vesting of Restricted Stock. Immediately after a Grantee first ceases to maintain Continuous Status as an Employee, other than because of death or Disability, Stock Appreciation Rights granted to such Grantee that have not Vested prior to such time may no longer Vest, and Grantee shall forfeit all rights (and the Employer shall have no further obligations) with respect to such Stock Appreciation Rights.

h. Conditions To Issuance of Common Stock With Respect to Stock Appreciation Rights. No shares of Common Stock shall be issued with respect to Stock Appreciation Rights, unless the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which such shares may then be listed, and shall be further subject to the approval of counsel for the Employer with respect to such compliance.

i. Tax Compliance. The Employer, in its sole discretion, may take actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to Stock Appreciation Rights; including, but not limited to, withholding (or causing to be withheld) from any form of compensation or other amount due a Grantee any amount required to be withheld by the Employer under applicable tax laws.

j. Non-Transferability of Stock Appreciation Rights. No rights under a Stock Appreciation Right may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent or distribution.

k. Payment. Notwithstanding any contrary provisions of the Plan, any Stock Appreciation Right that become Vested shall be settled by payment of amounts owned to the Grantee on or before the later of (i) the date that is two and one-half (2 ½) months after the end of the Grantee’s first taxable year in which such amounts are no longer subject to a substantial risk of forfeiture, or (ii) the date that is two and one-half (2 ½)

months after the end of the first taxable year of the person for whom the Grantee performed services in which such amounts are no longer subject to a substantial risk of forfeiture.

l. Merger, Sale of Assets, Etc. Except as otherwise provided in the Stock Appreciation Rights Agreement, in the event of a merger or other reorganization of the Employer with and into any other corporation with the Employer not surviving (other than a reorganization where the ownership of the surviving company is substantially the same as that of the Employer immediately before the reorganization), or in the event of a proposed sale of all or substantially all of the assets of the Employer, or in the event of a proposed dissolution or liquidation of the Employer, the Committee may, in its sole discretion, elect to (i) waive all conditions to, and accelerate, Vesting of Stock Appreciation Rights (such waiver and acceleration to be effective as of the date of closing of such transaction or at such earlier date as the Committee may fix), or (ii) if the successor corporation in the transaction (or its parent) so agrees, replace the Stock Appreciation Rights with rights that are substantially similar to those represented by the Stock Appreciation Rights.

m. Other Provisions. Stock Appreciation Rights Agreements executed under this Plan may contain such other provisions as the Committee shall deem advisable that are not inconsistent with the Plan.

10. Adjustments Upon Changes in Capitalization.

Subject to any required action by the shareholders of the Employer, the number of shares of Common Stock subject to Awards, the number of shares of Common Stock available for grants under additional Awards, the exercise price for shares of Common Stock specified in each outstanding Option, and the value of Common Stock used to determine amounts required to be paid under Restricted Stock Units and Stock Appreciation rights shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer; provided, however, that conversion of any convertible securities of the Employer shall not be deemed to have been “effected without receipt of consideration.” The Committee shall make such adjustments and its determination in that respect shall be final, binding and conclusive. No Incentive Stock Option shall be adjusted by the Committee pursuant to this Section 10 in a manner that causes the Incentive Stock Option to fail to continue to qualify as an “incentive stock option” within the meaning of Code Section 422. Except as otherwise expressly provided in this Section 10, no Grantee shall have any rights by reason of any stock split or other subdivision or consolidation of shares, any payment of a stock dividend, or any other increase or decrease in the number of such shares of Common Stock. Except as otherwise expressly provided in this Section 10, any issuance by the Employer of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Award, and no adjustments in Awards shall be made by reason thereof. The grant of an Award shall not affect in any way the right or power of the Employer to adjust, reclassify, reorganize or change its capital or business structure.

11. Term of the Plan.

The Plan shall become effective on the earlier of the date it is (i) adopted by the Board; or (ii) approved by the shareholders. Revisions and amendments to the Plan requiring the approval of shareholders of the Employer, as described in Section 12, shall be effective when approved by the shareholders. Subject to Section 12, the Plan shall be unlimited in duration. In the event the Plan is terminated as provided in Section 12, it shall remain in effect with respect to any Awards granted under it that are outstanding at the time of such termination. Notwithstanding the foregoing provisions of this Section 11, to the extent required by the Code, no Incentive Stock Option may be granted under the Plan on a date that is more than ten (10) years from the date the Plan (or amendment increasing shares available under the Plan) is adopted or, if earlier, the date the Plan (or amendment increasing shares available under the Plan) is approved by shareholders.

12. Amendment or Early Termination of the Plan.

a. Amendment or Early Termination. The Board may terminate the Plan at any time. The Board may amend the Plan from time to time, and at any time, in such respect as the Board may deem advisable, except that, without proper approval of the shareholders of the Employer, no such revision or amendment shall:

(1) increase the number of shares of Common Stock subject to the Plan, other than in connection with an adjustment under Section 10; or

(2) modify the Plan in a manner that would require shareholder approval under any applicable laws or regulations.

b. Modification and Amendment of Awards. Subject to the requirements of Code Section 422 with respect to Incentive Stock Options, and to the terms and conditions of this Plan, the Board or Committee may modify or amend outstanding Awards granted under the Plan. The modification or amendment of outstanding Awards shall not, without the consent of the Grantee, impair or diminish any of his rights or any of the obligations of the Employer under such Award. Except as otherwise provided in this Plan, no outstanding Award shall be terminated without the consent of the Grantee. Unless the Grantee otherwise agrees, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be prospective only and shall be made in a manner that will not constitute a “modification,” as defined in Code Section 424(h), and will not cause such Incentive Stock Options to fail to qualify as “incentive stock options” under Code Section 422.

c. Re-pricing. The exercise price of outstanding Options may not be changed, except (i) with the approval of shareholders of the Employer, or (ii) as may be required under Section 10 because of an increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Employer.

13. Nature of Awards.

All Awards represent unfunded and unsecured obligations of the Employer. Any bookkeeping entries maintained by the Employer with respect to Awards are merely for the convenience of the Employer. The Employer is not required to segregate any assets that may at any time represent an Award. No Grantee or other person shall have any rights or interests in any particular assets of the Employer by reason of an Award. A Grantee is a mere general unsecured creditor of the Employer with respect to an Award.

14. Construction of Certain Terms.

The term “Section” or “Sections,” as used herein, shall mean a Section or Sections of this Plan, unless otherwise required by the context. The masculine form of words shall include the feminine, and vice-versa, as required by the context.

CERTIFICATE OF ADOPTION

I certify that the foregoing Plan was duly adopted by the Compensation Committee of the board of directors of Columbia Banking System, Inc. on                     , 2005 and duly approved by the shareholders of Columbia Banking System, Inc. on                     , 2005.

/s/
, Secretary

APPENDIX B

PROPOSED

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

COLUMBIA BANKING SYSTEM, INC.

The undersigned, being the Secretary of Columbia Banking System, Inc., executes in duplicate the following Amended and Restated Articles of Incorporation for the corporation.

ARTICLE 1

Section 1.1 The name of the corporation shall be COLUMBIA BANKING SYSTEM, INC.

ARTICLE 2

Section 2.1 The corporation’s period of duration shall be perpetual.

ARTICLE 3

Section 3.1 The purpose for which the corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Washington Business Corporation Act.

ARTICLE 4

Section 4.1 The aggregate number of shares which the corporation shall have authority to issue is 63,032,681 common shares with no par value (hereinafter referred to as “the common stock”) and 2,000,000 preferred shares with no par value (hereinafter referred to as “the preferred stock”). The preferred stock is senior to the common stock, and the common stock is subject to the rights and preferences of the preferred stock as provided in the following section.

Section 4.2 The board of directors is hereby vested with authority to divide any or all of the preferred stock into one or more series and, within the limitations set forth in the Washington Business Corporation Act (as amended from time to time), to fix and determine or to amend the relative rights and preferences of the shares of any series so established.

ARTICLE 5

Section 5.1 No shareholder shall have the preemptive right to acquire unissued shares of the corporation.

ARTICLE 6

Section 6.1 Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, and no shareholder shall be entitled to cumulate his votes.

ARTICLE 7

Section 7.1    The corporation reserves the right to amend, alter, change or repeal any provision of its Articles of Incorporation to the extent permitted by the laws of the State of Washington. All rights of shareholders are granted subject to this reservation.

ARTICLE 8

Section 8.1    The corporation may enter into a contract and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers and shareholders, and with corporations, associations, firms and entities in which they are or may become interested as directors, officers, shareholders, members or otherwise, as freely as though such adverse interest did not exist, even though the vote, action or presence of such director, officer or shareholder may be necessary to obligate the corporation upon such contract or transaction; and in the absence of fraud, no such contract or transaction shall be avoided and no such director, officer or shareholder shall be held liable to account to the corporation, by reason of such adverse interest or any fiduciary relationship to the corporation arising out of such office or stock ownership, for any profit or benefit realized by him through any such contract or transaction; provided that the nature of the interest of such director, officer or shareholder, though not necessarily the details or extent thereof, be disclosed or known to the board of directors or shareholders of the corporation, at the meeting thereof at which such contract or transaction is authorized or confirmed. A general notice that a director, officer or shareholder of the corporation is interested in any corporation, association, firm or entity shall be sufficient disclosure as to such director, officer or shareholder with respect to all contracts and transactions with that corporation, association, firm or entity.

ARTICLE 9

Section 9.1    In addition to the requirements of any applicable statute, and notwithstanding any other provisions of any other articles of these Articles of Incorporation, the affirmative vote of not less than 66 2/3% of the total shares attributable to persons other than a Control Person (as defined below), considered for the purposes of this Article 9 as one class, which are entitled to be voted in an election of directors shall be required for the approval of any Business Combination (as defined below) between the corporation and any Control Person.

Section 9.2    The approval requirements of Section 9.1 shall not apply if either:

(a) The Business Combination is approved by at least a majority of Continuing Directors (as defined below) of the corporation; or

(b) All the following conditions are satisfied:

(i) The cash or fair market value of the property, securities or other consideration to be received per share in the Business Combination by holders of the common stock of the corporation is not less than the higher of: (A) the highest price per share (including brokerage commissions, soliciting dealers, fees and dealer-management compensation) paid by such Control Person in acquiring any of its holdings of the corporation’s common stock; (B) the highest per share market price of the common stock during the three-month period immediately preceding the date of the proxy statement described in (iii) below; or (C) the per share value of the common stock at the end of the fiscal quarter immediately prior to the Business Combination, as determined by an appraisal prepared by persons, selected by the Continuing Directors, who are independent of the corporation and the Control Person, and who are experienced and expert in the area of corporate appraisal.

(ii) After becoming a Control Person and prior to the consummation of such Business Combination (A) such Control Person shall not have acquired any newly issued shares of capital stock, directly or indirectly, from the corporation (except upon conversion of convertible securities acquired by it prior to becoming a Control Person or upon compliance with the provisions of this Article 9 or as a result of a pro rata stock dividend or stock split), and (B) such Control Person shall not have received the benefit, directly or indirectly (except proportionately as a stockholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by the corporation, or made any major changes in the corporation’s business or equity capital structure; and

(iii) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934, whether or not the corporation is then subject to such requirements, shall be mailed to the public stockholders of the corporation for the purpose of soliciting stockholder approval of such Business Combination.

Section 9.3    For the purpose of this Article 9

(a) The term “Business Combination” shall mean (i) any merger or consolidation of the corporation with or into a Control Person, (ii) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any Substantial Part (as defined below) of the assets of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Control Person, (iii) any merger or consolidation of a Control Person with or into the corporation or a subsidiary of the corporation, (iv) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Control Person to the corporation or a subsidiary of the corporation, (v) the issuance of any securities of the corporation or a subsidiary of the corporation to a Control Person, (vi) the acquisition by the corporation or a subsidiary of the corporation of any securities of a Control Person, (vii) any reclassification of common stock of the corporation, or any recapitalization involving common stock of the corporation, consummated within five years after a Control Person becomes a Control Person, or (viii) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination;

(b) The term “Continuing Director” shall mean (i) a director who was a member of the board of directors of the corporation immediately prior to the time that a Control Person became the beneficial owner (as this term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 on the date on which this amendment becomes effective) of 10% or more of the outstanding shares of common stock of the corporation or (ii) a person so designated before initially becoming a director by a majority of the then Continuing Directors.

(c) The term “Control Person” shall mean and include any individual, corporation, partnership or other person or entity which, together with their Affiliates and Associates (as those terms are defined on the date on which this amendment becomes effective in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934) is the beneficial owner in the aggregate of 20% or more of the outstanding shares of common stock of the corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity;

(d) The term “Substantial Part” shall mean more than 10% of the total assets of the corporation in question, as of the end of its most recent fiscal year prior to the time the determination is being made;

(e) Without limitation, any shares of common stock of the corporation which any Control Person has the right to acquire at any time pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed outstanding and beneficially owned by such Control Person for purposes of this Article 9; and

(f) For the purposes of Section 9.2(b)(i) of this Article 9, the phrase “other consideration to be received” shall include, without limitation, common stock of the corporation retained by its existing public stockholders in the event of a Business Combination with such Control Person in which the corporation is the surviving corporation.

Section 9.4    For the purposes of this Article 9, a majority of the Continuing Directors shall have the power and duty to determine on the basis of information known to them (a) whether a proposed transaction is subject to the provisions of this Article 9, (b) the amount of shares of the corporation Beneficially Owned by any person, (c) whether a person is an Affiliate or Associate of another, and (d) such other matters as to which a determination may be required by the provisions of this Article 9.

Section 9.5    The provisions set forth in this Article 9 may not be repealed or amended in any respect or in any manner including any merger or consolidation of the corporation with any other corporation unless the surviving corporation’s Articles of Incorporation contain an article to the same effect as this Article 9, except by the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of common stock of the corporation, subject to the provisions of any series of preferred stock which may at the time be outstanding; provided, however, that if there is a Control Person such action must be approved by not less than 66 2/3% of the total shares entitled to be voted in an election of directors attributable to shares owned by person other than the Control Persons.

ARTICLE 10

Section 10.1    The board of directors of the corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the corporation, (b) merge or consolidate the corporation with another corporation, or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the corporation, shall, in connection with the exercise of its judgment in determining what is in the best interests of the corporation and its stockholders, give due consideration to all relevant factors, including without limitation the social and economic effects on the employees, customers, suppliers and other constituents of the corporation and its subsidiaries and on the communities in which the corporation and its subsidiaries operate or are located.

ARTICLE 11

Section 11.1    Defined Terms. As used in this Article 11:

(a) “Egregious conduct” by a person shall mean acts or omissions that involve intentional misconduct or a knowing violation of law, conduct violating section 23B. of the Revised Code of Washington, or participation in any transaction from which the person will personally receive a benefit in money, property, or services to which the person is not legally entitled.

(b) “Finally adjudged” shall mean stated in a judgment based upon clear and convincing evidence by a court having jurisdiction, from which there is no further right to appeal.

(c) “Director” shall mean any person who is a director of the corporation and any person who, while a director of the corporation, is serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or is a fiduciary or party in interest in relation to any employee benefit plan covering any employee of the corporation or of any employer in which it has an ownership interest; and “conduct as a director” shall include conduct while a director is acting in any of such capacities.

(d) “Officer-director” shall mean any person who is simultaneously both an officer and director of the corporation and any person who, while simultaneously both an officer and director of the corporation, is serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, or is a fiduciary or party in interest in relation to any employee benefit plan covering any employee of the corporation or of any employer in which it has an ownership interest; and “conduct as an officer-director” shall include conduct while an officer-director is acting as an officer of the corporation or in any of such other capacities.

(e) “Subsidiary corporation” shall mean any corporation at least eighty percent of the voting stock of which is held beneficially by this corporation.

Section 11.2—Liability of Directors.    No director, officer-director, former director or former officer-director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director or officer-director occurring after the effective date of this Article 11 unless the conduct is finally adjudged to have been egregious conduct, as defined herein.

Section 11.3—Liability of Subsidiary Directors.    No director, officer-director, former director, or former officer-director of a subsidiary corporation shall be personally liable in any action brought directly by this corporation as a shareholder of the subsidiary corporation or derivatively on behalf of the subsidiary corporation (or by any shareholder of this corporation double-derivatively on behalf of this corporation and the subsidiary corporation) for monetary damages for conduct as a director or officer-director of such subsidiary corporation occurring after the effective date of this Article 11 unless the conduct is finally adjudged to have been egregious conduct, as defined herein.

Section 11.4—Indemnification of Directors.    The corporation shall indemnify any person who is, or is threatened to be made, a party to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether by or in the right of the corporation or its shareholders or by any other party, by reason of the fact that the person is or was a director or officer-director of the corporation or of a subsidiary corporation against judgments, penalties or penalty taxes, fines, settlements (even if paid or payable to the corporation or its shareholders or to a subsidiary corporation) and reasonable expenses, including attorneys’ fees, actually incurred in connection with such proceeding unless the liability and expenses were on account of conduct finally adjudged to be egregious conduct, as defined herein. The reasonable expenses, including attorneys’ fees, of such person incurred in connection with such proceeding shall be paid or reimbursed by the corporation, upon request of such person, in advance of the final disposition of such proceeding upon receipt by the corporation of a written, unsecured promise by the person to repay such amount if it shall be finally adjudged that the person is not eligible for indemnification. All expenses incurred by such person in connection with such proceeding shall be considered reasonable unless finally adjudged to be unreasonable.

Section 11.5—Procedure.    No action by the board of directors, the shareholders, independent counsel, or any other person or persons shall be necessary or appropriate to the determination of the corporation’s indemnification obligation in any specific case, to the determination of the reasonableness of any expenses incurred by a person entitled to indemnification under this Article 11, nor to the authorization of indemnification in any specific case.

Section 11.6 Internal Claims Expected.    Notwithstanding section 11.4, the corporation shall not be obligated to indemnify any person for any expenses, including attorneys’ fees, incurred to assert any claim against the corporation (except a claim based on section 11.7) or any person related to or associated with it, including any person who would be entitled hereby to indemnification in connection with the claim.

Section 11.7—Enforcement of Rights.    The corporation shall indemnify any person granted indemnification rights under this Article 11 against any reasonable expenses incurred by the person to enforce such rights.

Section 11.8—Set-off of Claims.    Any person granted indemnification rights herein may directly assert such rights in set-off of any claim raised against the person by or in the right of the corporation and shall be entitled to have the same tribunal which adjudicates the corporation’s claim adjudicate the person’s entitlement to indemnification by the corporation.

Section 11.9—Continuation of Rights.    The indemnification rights provided in this Article 11 shall continue as to a person who has ceased to be a director or officer-director and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 11.10—Effect of Amendment or Repeal.    Any amendment or repeal of this Article 11 shall not adversely affect any right or protection of a director, officer-director, former director or former officer-director existing at the time of such amendment or repeal with respect to acts or omissions occurring prior to such amendment or repeal.

Section 11.11—Severability of Provisions.    Each of the substantive provisions of this Article 11 is separate and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions.

These Amended and Restated Articles of Incorporation correctly set forth without change the corresponding provisions of the Articles of Incorporation as heretofore amended, and supersede the original Articles of Incorporation and all amendments thereto.

Executed in duplicate this          of April, 2005.

COLUMBIA BANKING SYSTEM, INC.

By:
Kristy W. House, Secretary

APPENDIX C

Proposed Bylaw Provision

DIRECTOR NOMINATION PROVISION

SECTION 2.4.—Nomination of Directors.    Only persons who are nominated in accordance with this section will be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation To be timely for purposes of advance notice requirements, a shareholder nomination must be delivered to the Secretary at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary of the date the corporation’s proxy statement was released to shareholders for the preceding year’s annual meeting. Such shareholder’s notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (or any successor thereto) (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice (a) the name and address, as they appear in the corporation’s books, of the nominating shareholder; (b) the number of shares of the corporation which are owned beneficially by such shareholder; and (c) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended in such shareholder’s capacity as a proponent of a shareholder nomination. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the Chairman of the corporation, c/o of the Corporate Secretary, that information required to be set forth in the shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with these procedures. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded. Nominations submitted pursuant to these procedures will be reviewed and considered by the Nominating Committee.

C-1

COLUMBIA BANKING SYSTEM, INC. 1301 A STREET TACOMA, WASHINGTON 98402-4200

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Columbia Banking System, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CLMBA1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COLUMBIA BANKING SYSTEM, INC.

1. ELECTION OF DIRECTORS.

A proposal to elect as directors the persons listed below to serve until the Annual Meeting of Shareholders in the year 2006 or until their successors are duly elected and qualified:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

01) Melanie J. Dressel 02) John P. Folsom 03) Frederick M. Goldberg 04) Thomas M. Hulbert 05) Thomas L. Matson	06) Daniel C. Regis 07) Donald Rodman 08) William T. Weyerhaeuser 09) James M. Will

2. AMENDMENT TO 2000 AMENDED AND RESTATED STOCK OPTION PLAN.

A proposal to amend Columbia’s 2000 Amended and Restated Stock Option Plan to (i) increase the number of shares available under the Plan; (ii) provide for the issuance of restricted stock awards, stock appreciation rights and restricted stock units; and (iii) add a provision to prohibit the repricing of stock options.	For ☐	Against ☐	Abstain ☐

3. AMENDMENT TO ARTICLES OF INCORPORATION

A proposal to amend Columbia’s Articles of Incorporation to (i) eliminate the director nomination procedures and (ii) make certain technical amendments.	For ☐	Against ☐	Abstain ☐

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH HEREIN.

Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.

NOTE: Signature(s) should agree with name(s) on Columbia stock certificate(s). Executors, administrators, trustees and other fiduciaries, and persons signing on behalf of corporations or partnerships should so indicate when signing.

All joint owners must sign.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

COLUMBIA BANKING SYSTEM, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

APRIL 27, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

COLUMBIA BANKING SYSTEM, INC.

The undersigned shareholder of COLUMBIA BANKING SYSTEM, INC. (“Columbia”) hereby nominates, constitutes and appoints Melanie J. Dressel and William T. Weyerhaeuser, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and vote all of the common stock of Columbia standing in my name and on its books on March 1, 2005, at the Annual Meeting of Shareholders to be held at the Greater Tacoma Convention & Trade Center, 1500 Broadway, Tacoma, Washington, on April 27, 2005, at 1:00 p.m., and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as shown on the reverse side.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders for the April 27, 2005 Annual Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and proxies.

PLEASE SIGN AND RETURN IMMEDIATELY